UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2024

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2024

Capital Preservation Fund
Investor Class (CPFXX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	4.92%	1.70%	1.08%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2024
Yields
7-Day Current Yield	4.87%
7-Day Effective Yield	4.99%

Portfolio at a Glance
Weighted Average Maturity	47 days
Weighted Average Life	96 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	54%
31-90 days	35%
91-180 days	6%
More than 180 days	5%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,024.90	$2.43	0.48%
Hypothetical
Investor Class	$1,000	$1,022.60	$2.43	0.48%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2024

	Principal Amount	Value
U.S. TREASURY SECURITIES(1) — 102.8%
U.S. Treasury Bills, 5.31%, 4/2/24	$50,000,000	$49,992,722
U.S. Treasury Bills, 5.32%, 4/4/24	15,000,000	14,993,444
U.S. Treasury Bills, 5.33%, 4/9/24	140,000,000	139,836,456
U.S. Treasury Bills, 5.31%, 4/11/24	100,000,000	99,854,583
U.S. Treasury Bills, 5.34%, 4/16/24	150,000,000	149,671,029
U.S. Treasury Bills, 5.16%, 4/18/24	107,000,000	106,743,088
U.S. Treasury Bills, 5.32%, 4/23/24	150,180,000	149,698,644
U.S. Treasury Bills, 5.30%, 4/25/24	60,000,000	59,791,000
U.S. Treasury Bills, 5.23%, 4/30/24	105,000,000	104,556,300
U.S. Treasury Bills, 5.31%, 5/2/24	54,150,000	53,905,685
U.S. Treasury Bills, 5.31%, 5/7/24	100,000,000	99,476,050
U.S. Treasury Bills, 5.31%, 5/9/24	8,350,000	8,303,823
U.S. Treasury Bills, 5.31%, 5/14/24	88,720,000	88,165,396
U.S. Treasury Bills, 5.31%, 5/16/24	95,000,000	94,377,937
U.S. Treasury Bills, 5.34%, 5/21/24	125,000,000	124,085,069
U.S. Treasury Bills, 5.30%, 5/23/24	35,000,000	34,735,594
U.S. Treasury Bills, 5.36%, 5/28/24	75,000,000	74,384,583
U.S. Treasury Bills, 5.32%, 5/30/24	31,590,000	31,318,282
U.S. Treasury Bills, 5.31%, 6/6/24	45,000,000	44,567,700
U.S. Treasury Bills, 5.32%, 6/13/24	60,000,000	59,361,250
U.S. Treasury Bills, 5.32%, 6/20/24	20,705,000	20,463,672
U.S. Treasury Bills, 5.23%, 6/27/24	72,500,000	71,596,348
U.S. Treasury Bills, 5.30%, 7/2/24	25,000,000	24,666,308
U.S. Treasury Bills, 5.10%, 7/11/24	25,000,000	24,647,201
U.S. Treasury Bills, 5.28%, 7/16/24	20,000,000	19,693,189
U.S. Treasury Bills, 4.74%, 1/23/25	30,000,000	28,841,824
U.S. Treasury Bills, 4.82%, 2/20/25	35,000,000	33,498,139
U.S. Treasury Notes, 1.125%, 1/15/25	22,500,000	21,865,356
U.S. Treasury Notes, 4.13%, 1/31/25	45,000,000	44,659,481
U.S. Treasury Notes, VRN, 5.23%, (3-month USBMMY minus 0.08%), 4/30/24	92,320,000	92,310,783
U.S. Treasury Notes, VRN, 5.34%, (3-month USBMMY plus 0.04%), 7/31/24	134,115,000	134,102,222
U.S. Treasury Notes, VRN, 5.44%, (3-month USBMMY plus 0.14%), 10/31/24	100,000,000	100,062,703
U.S. Treasury Notes, VRN, 5.50%, (3-month USBMMY plus 0.20%), 1/31/25	80,000,000	80,072,439
U.S. Treasury Notes, VRN, 5.47%, (3-month USBMMY plus 0.17%), 4/30/25	70,000,000	70,047,676
U.S. Treasury Notes, VRN, 5.47%, (3-month USBMMY plus 0.17%), 10/31/25	45,000,000	45,006,444
TOTAL INVESTMENT SECURITIES — 102.8%		2,399,352,420
OTHER ASSETS AND LIABILITIES — (2.8)%		(64,435,824)
TOTAL NET ASSETS — 100.0%		$2,334,916,596

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,399,352,420
Cash	2,500,658
Receivable for capital shares sold	3,306,634
Interest receivable	5,134,222
2,410,293,934

Liabilities
Payable for investments purchased	74,384,583
Accrued management fees	928,638
Dividends payable	64,117
75,377,338

Net Assets	$2,334,916,596

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,334,939,717

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,334,978,584
Distributable earnings (loss)	(61,988)
$2,334,916,596

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$122,705,534

Expenses:
Management fees	10,940,479
Trustees' fees and expenses	176,731
Other expenses	644
11,117,854

Net investment income (loss)	111,587,680

Net realized gain (loss) on investment transactions	(178,199)

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,409,481

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$111,587,680	$47,499,026
Net realized gain (loss)	(178,199)	38,296
Net increase (decrease) in net assets resulting from operations	111,409,481	47,537,322

Distributions to Shareholders
From earnings	(111,587,680)	(47,388,215)

Capital Share Transactions
Proceeds from shares sold	849,510,746	931,594,532
Proceeds from reinvestment of distributions	110,030,876	47,388,215
Payments for shares redeemed	(921,627,611)	(877,569,115)
Net increase (decrease) in net assets from capital share transactions	37,914,011	101,413,632

Net increase (decrease) in net assets	37,735,812	101,562,739

Net Assets
Beginning of period	2,297,180,784	2,195,618,045
End of period	$2,334,916,596	$2,297,180,784

Transactions in Shares of the Fund
Sold	849,510,746	931,594,532
Issued in reinvestment of distributions	110,030,876	47,388,215
Redeemed	(921,627,611)	(877,569,115)
Net increase (decrease) in shares of the fund	37,914,011	101,413,632

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments are generally valued at amortized cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2024 was 0.47%.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$111,587,680	$47,388,215
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2024, the fund had undistributed ordinary income for federal income tax purposes of $116,211.

As of March 31, 2024, the fund had accumulated short-term capital losses of $(178,199), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2024	$1.00	0.05	—(2)	0.05	(0.05)	$1.00	4.92%	0.48%	0.48%	4.81%	4.81%	$2,334,917
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.15%	0.48%	0.48%	2.15%	2.15%	$2,297,181
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.08%	0.48%	0.01%	(0.39)%	$2,195,618
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.21%	0.48%	0.01%	(0.26)%	$2,286,880
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.49%	0.48%	0.48%	1.48%	1.48%	$2,174,827

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
† Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Capital Preservation Fund and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 2405

Annual Report

March 31, 2024

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	0.67%	-0.60%	0.58%	—	9/23/85
Bloomberg U.S. GNMA Index	—	1.65%	-0.28%	1.05%	—	—
I Class	AGMHX	0.77%	-0.52%	—	0.14%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		0.42%	-0.85%	0.33%	—
With sales charge		-4.10%	-1.76%	-0.13%	—
C Class	BGNCX	-0.33%	-1.59%	-0.43%	—	3/1/10
R Class	AGMWX	0.17%	-1.12%	0.07%	—	9/28/07
R5 Class	AGMNX	0.87%	-0.40%	0.78%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $10,599

Bloomberg U.S. GNMA Index — $11,106

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Paul Norris, Dan Shiffman, Curtis Manning and Michael Waggaman

Effective November 10, 2023, Paul Norris joined the portfolio’s investment management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Ginnie Mae returned 0.67%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. GNMA Index returned 1.65%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped government mortgage-backed securities maintain modest 12-month gains.

An Underweight to Long-Duration Securities Weighed on Results

An underweight position versus the index in long-duration Ginnie Mae securities detracted from relative performance. The large yield curve-flattening rally in the fourth quarter of 2023 supported those longer-duration bonds.

Duration Detracted

Our duration positioning hindered relative results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Sector Allocations Helped Relative Performance

Overall, our sector allocations modestly contributed to relative performance. This was mostly due to a larger-than-usual position in cash equivalents, which benefited from the Fed’s rate-hike campaign. These holdings more than offset slightly negative effects from out-of-index agency adjustable-rate mortgages and collateralized mortgage obligations.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	104.1%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	1.8%
Short-Term Investments	1.4%
Other Assets and Liabilities	(7.3)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,061.60	$2.83	0.55%
I Class	$1,000	$1,060.90	$2.32	0.45%
A Class	$1,000	$1,060.30	$4.12	0.80%
C Class	$1,000	$1,056.40	$7.97	1.55%
R Class	$1,000	$1,057.80	$5.40	1.05%
R5 Class	$1,000	$1,062.70	$1.80	0.35%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 104.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.5%
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	$1,280,427	$1,261,571
GNMA, VRN, 3.625%, (1-year H15T1Y plus 1.50%), 8/20/36 to 9/20/36	914,156	896,064
GNMA, VRN, 3.875%, (1-year H15T1Y plus 1.50%), 4/20/38	1,577,419	1,576,638
GNMA, VRN, 3.50%, (1-year H15T1Y plus 1.50%), 3/20/48 to 8/20/49	2,302,177	2,292,856
		6,027,129
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 102.6%
GNMA, 8.00%, 5/15/24 to 7/20/30	58,055	58,249
GNMA, 8.50%, 9/20/24 to 12/15/30	30,281	31,923
GNMA, 9.00%, 12/15/24	291	291
GNMA, 9.50%, 1/20/25 to 3/20/25	1,737	1,738
GNMA, 9.25%, 3/15/25	4,372	4,366
GNMA, 7.50%, 6/20/25 to 2/20/31	32,207	33,242
GNMA, 6.50%, 9/20/25 to 11/15/38	884,629	924,648
GNMA, 7.00%, 12/20/25 to 12/20/29	119,262	122,003
GNMA, 6.00%, 2/20/26 to 2/20/39	6,830,102	7,085,863
GNMA, 4.50%, 7/15/33 to 9/20/52	30,417,061	29,578,306
GNMA, 5.50%, 6/20/36 to 4/20/53	14,092,266	14,128,256
GNMA, 4.00%, 12/20/39 to 4/20/52	32,680,138	30,807,544
GNMA, 5.00%, 6/20/40 to 3/20/53	22,563,406	22,340,231
GNMA, 3.50%, 12/20/41 to 3/20/52	43,369,768	39,969,115
GNMA, 3.00%, 4/20/44 to 9/20/51	73,594,575	64,969,902
GNMA, 2.50%, 7/20/46 to 11/20/52	91,510,767	78,052,609
GNMA, 2.00%, 10/20/50 to 11/20/51	94,192,422	76,333,308
GNMA, 3.50%, 2/20/52(1)	10,707,419	9,744,929
GNMA, 5.50%, TBA	8,000,000	7,993,737
GNMA, 6.00%, TBA	15,111,000	15,245,433
GNMA, 6.50%, TBA	17,548,000	17,843,317
		415,269,010
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $459,652,683)		421,296,139

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
GNMA, Series 2003-110, Class F, VRN, 5.84%, (1-month SOFR plus 0.51%), 10/20/33	450,485	450,314
GNMA, Series 2003-66, Class HF, VRN, 5.89%, (1-month SOFR plus 0.56%), 8/20/33	241,285	241,124
GNMA, Series 2004-76, Class F, VRN, 5.84%, (1-month SOFR plus 0.51%), 9/20/34	425,152	424,432
GNMA, Series 2005-13, Class FA, VRN, 5.64%, (1-month SOFR plus 0.31%), 2/20/35	916,570	908,946
GNMA, Series 2007-5, Class FA, VRN, 5.58%, (1-month SOFR plus 0.25%), 2/20/37	981,406	980,300
GNMA, Series 2007-58, Class FC, VRN, 5.94%, (1-month SOFR plus 0.61%), 10/20/37	595,412	595,156
GNMA, Series 2008-2, Class LF, VRN, 5.90%, (1-month SOFR plus 0.57%), 1/20/38	747,760	745,206
9

	Principal Amount/Shares	Value
GNMA, Series 2008-27, Class FB, VRN, 5.99%, (1-month SOFR plus 0.66%), 3/20/38	$1,364,445	$1,366,814
GNMA, Series 2008-61, Class KF, VRN, 6.11%, (1-month SOFR plus 0.78%), 7/20/38	688,047	688,603
GNMA, Series 2008-88, Class UF, VRN, 6.44%, (1-month SOFR plus 1.11%), 10/20/38	601,360	601,563
GNMA, Series 2009-92, Class FJ, VRN, 6.12%, (1-month SOFR plus 0.79%), 10/16/39	361,331	362,203
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,382,717)		7,364,661
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,997	15,997
Repurchase Agreements — 1.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $245,656), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $240,923)		240,782
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $4,478,823), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $4,393,586)		4,391,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 3/31/25 - 7/31/27, valued at $992,689), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $973,573)		973,000
		5,604,782
TOTAL SHORT-TERM INVESTMENTS (Cost $5,620,779)		5,620,779
TOTAL INVESTMENT SECURITIES — 107.3% (Cost $472,656,179)		434,281,579
OTHER ASSETS AND LIABILITIES — (7.3)%		(29,730,634)
TOTAL NET ASSETS — 100.0%		$404,550,945

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	52	June 2024	$10,633,188	$(6,871)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	21	June 2024	$2,247,328	$(6,115)
U.S. Treasury 10-Year Notes	22	June 2024	2,437,531	(6,512)
U.S. Treasury 10-Year Ultra Notes	24	June 2024	2,750,625	(15,312)
U.S. Treasury Long Bonds	5	June 2024	602,188	(5,696)
			$8,037,672	$(33,635)
^Amount represents value and unrealized appreciation (depreciation).

10

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $439,583.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $472,656,179)	$434,281,579
Cash	50,000
Receivable for investments sold	10,650,430
Receivable for capital shares sold	77,449
Interest receivable	1,276,090
446,335,548

Liabilities
Payable for investments purchased	41,037,381
Payable for capital shares redeemed	475,322
Payable for variation margin on futures contracts	8,008
Accrued management fees	180,635
Distribution and service fees payable	6,358
Dividends payable	76,899
41,784,603

Net Assets	$404,550,945

Net Assets Consist of:
Capital paid in	$549,705,278
Distributable earnings (loss)	(145,154,333)
$404,550,945

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$347,890,809	39,280,360	$8.86
I Class	$23,258,171	2,625,094	$8.86
A Class	$8,430,118	951,888	$8.86
C Class	$410,607	46,361	$8.86
R Class	$10,094,271	1,140,237	$8.85
R5 Class	$14,466,969	1,633,142	$8.86
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.28 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$16,385,285

Expenses:
Management fees	2,301,245
Distribution and service fees:
A Class	22,707
C Class	4,676
R Class	50,413
Trustees' fees and expenses	34,097
Other expenses	21,168
2,434,306

Net investment income (loss)	13,950,979

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(10,373,020)
Futures contract transactions	(565,075)
(10,938,095)

Change in net unrealized appreciation (depreciation) on:
Investments	(533,552)
Futures contracts	(886,756)
(1,420,308)

Net realized and unrealized gain (loss)	(12,358,403)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,592,576

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$13,950,979	$11,863,212
Net realized gain (loss)	(10,938,095)	(24,992,400)
Change in net unrealized appreciation (depreciation)	(1,420,308)	(17,232,322)
Net increase (decrease) in net assets resulting from operations	1,592,576	(30,361,510)

Distributions to Shareholders
From earnings:
Investor Class	(12,187,608)	(11,553,206)
I Class	(846,939)	(843,525)
A Class	(278,316)	(267,754)
C Class	(10,835)	(10,389)
R Class	(284,429)	(254,472)
R5 Class	(1,101,300)	(1,104,313)
Decrease in net assets from distributions	(14,709,427)	(14,033,659)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(67,197,142)	(73,957,300)

Net increase (decrease) in net assets	(80,313,993)	(118,352,469)

Net Assets
Beginning of period	484,864,938	603,217,407
End of period	$404,550,945	$484,864,938

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $308,723,572 and $357,029,268, respectively, all of which are U.S. Treasury and Government Agency obligations.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,783,129	$15,763,114	2,326,439	$21,456,393
Issued in reinvestment of distributions	1,272,415	11,225,754	1,163,379	10,656,892
Redeemed	(7,908,225)	(69,710,419)	(9,224,376)	(85,070,380)
	(4,852,681)	(42,721,551)	(5,734,558)	(52,957,095)
I Class
Sold	576,305	5,107,861	828,311	7,558,790
Issued in reinvestment of distributions	95,975	846,894	91,931	843,323
Redeemed	(1,045,521)	(9,215,468)	(1,828,572)	(16,900,730)
	(373,241)	(3,260,713)	(908,330)	(8,498,617)
A Class
Sold	142,229	1,261,488	162,940	1,509,956
Issued in reinvestment of distributions	29,422	259,617	27,488	252,029
Redeemed	(323,383)	(2,863,363)	(480,268)	(4,490,148)
	(151,732)	(1,342,258)	(289,840)	(2,728,163)
C Class
Sold	—	—	210	1,997
Issued in reinvestment of distributions	1,222	10,781	1,136	10,389
Redeemed	(13,703)	(120,765)	(18,567)	(166,583)
	(12,481)	(109,984)	(17,221)	(154,197)
R Class
Sold	352,426	3,051,544	274,167	2,554,772
Issued in reinvestment of distributions	32,255	284,340	27,791	254,372
Redeemed	(399,642)	(3,499,300)	(494,743)	(4,586,536)
	(14,961)	(163,416)	(192,785)	(1,777,392)
R5 Class
Sold	467,167	4,120,069	402,387	3,675,898
Issued in reinvestment of distributions	124,838	1,101,162	120,441	1,104,100
Redeemed	(2,804,004)	(24,820,451)	(1,363,175)	(12,621,834)
	(2,211,999)	(19,599,220)	(840,347)	(7,841,836)
Net increase (decrease)	(7,617,095)	$(67,197,142)	(7,983,081)	$(73,957,300)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$421,296,139	—
U.S. Government Agency Collateralized Mortgage Obligations	—	7,364,661	—
Short-Term Investments	$15,997	5,604,782	—
	$15,997	$434,265,582	—

Liabilities
Other Financial Instruments
Futures Contracts	$40,506	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $20,686,060 futures contracts purchased and $5,417,395 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as a liability of $8,008 in payable for variation margin on futures contracts.* For the year ended March 31, 2024, the effect of interest rate risk derivative instruments on the Statement of Operations was $(565,075) in net realized gain (loss) on futures contract transactions and $(886,756) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

19

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$14,709,427	$14,033,659
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$472,657,215
Gross tax appreciation of investments	$606,906
Gross tax depreciation of investments	(38,982,542)
Net tax appreciation (depreciation) of investments	(38,375,636)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(38,375,636)
Undistributed ordinary income	$119,364
Accumulated short-term capital losses	$(22,226,970)
Accumulated long-term capital losses	$(84,671,091)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.10	0.28	(0.22)	0.06	(0.30)	$8.86	0.67%	0.55%	3.15%	68%	$347,891
2023	$9.84	0.21	(0.70)	(0.49)	(0.25)	$9.10	(4.98)%	0.55%	2.27%	146%	$401,519
2022	$10.59	0.08	(0.65)	(0.57)	(0.18)	$9.84	(5.41)%	0.54%	0.77%	288%	$490,899
2021	$10.75	0.08	(0.03)	0.05	(0.21)	$10.59	0.49%	0.55%	0.75%	308%	$607,507
2020	$10.34	0.21	0.48	0.69	(0.28)	$10.75	6.73%	0.55%	1.97%	270%	$888,369
I Class
2024	$9.10	0.29	(0.23)	0.06	(0.30)	$8.86	0.77%	0.45%	3.25%	68%	$23,258
2023	$9.85	0.22	(0.71)	(0.49)	(0.26)	$9.10	(4.98)%	0.45%	2.37%	146%	$27,287
2022	$10.59	0.09	(0.63)	(0.54)	(0.20)	$9.85	(5.22)%	0.44%	0.87%	288%	$38,469
2021	$10.76	0.09	(0.04)	0.05	(0.22)	$10.59	0.50%	0.45%	0.85%	308%	$266,543
2020	$10.34	0.22	0.49	0.71	(0.29)	$10.76	6.83%	0.45%	2.07%	270%	$62,648
A Class
2024	$9.10	0.26	(0.23)	0.03	(0.27)	$8.86	0.42%	0.80%	2.90%	68%	$8,430
2023	$9.84	0.19	(0.70)	(0.51)	(0.23)	$9.10	(5.22)%	0.80%	2.02%	146%	$10,040
2022	$10.59	0.05	(0.64)	(0.59)	(0.16)	$9.84	(5.65)%	0.79%	0.52%	288%	$13,717
2021	$10.76	0.05	(0.03)	0.02	(0.19)	$10.59	0.15%	0.80%	0.50%	308%	$18,262
2020	$10.34	0.19	0.48	0.67	(0.25)	$10.76	6.56%	0.80%	1.72%	270%	$16,844

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2024	$9.10	0.19	(0.22)	(0.03)	(0.21)	$8.86	(0.33)%	1.55%	2.15%	68%	$411
2023	$9.84	0.12	(0.70)	(0.58)	(0.16)	$9.10	(5.93)%	1.55%	1.27%	146%	$535
2022	$10.59	(0.02)	(0.65)	(0.67)	(0.08)	$9.84	(6.35)%	1.54%	(0.23)%	288%	$749
2021	$10.76	(0.02)	(0.04)	(0.06)	(0.11)	$10.59	(0.60)%	1.55%	(0.25)%	308%	$1,141
2020	$10.34	0.11	0.48	0.59	(0.17)	$10.76	5.76%	1.55%	0.97%	270%	$3,526
R Class
2024	$9.09	0.23	(0.22)	0.01	(0.25)	$8.85	0.17%	1.05%	2.65%	68%	$10,094
2023	$9.84	0.16	(0.71)	(0.55)	(0.20)	$9.09	(5.56)%	1.05%	1.77%	146%	$10,504
2022	$10.58	0.03	(0.64)	(0.61)	(0.13)	$9.84	(5.79)%	1.04%	0.27%	288%	$13,262
2021	$10.75	0.03	(0.04)	(0.01)	(0.16)	$10.58	(0.11)%	1.05%	0.25%	308%	$14,350
2020	$10.33	0.16	0.48	0.64	(0.22)	$10.75	6.19%	1.05%	1.47%	270%	$12,465
R5 Class
2024	$9.10	0.30	(0.23)	0.07	(0.31)	$8.86	0.87%	0.35%	3.35%	68%	$14,467
2023	$9.84	0.23	(0.70)	(0.47)	(0.27)	$9.10	(4.79)%	0.35%	2.47%	146%	$34,980
2022	$10.59	0.10	(0.64)	(0.54)	(0.21)	$9.84	(5.22)%	0.34%	0.97%	288%	$46,121
2021	$10.75	0.10	(0.03)	0.07	(0.23)	$10.59	0.69%	0.35%	0.95%	308%	$62,423
2020	$10.34	0.23	0.48	0.71	(0.30)	$10.75	6.94%	0.35%	2.17%	270%	$92,693

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
† Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Ginnie Mae Fund and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 2405

Annual Report

March 31, 2024

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-0.71%	-0.40%	0.74%	—	5/16/80
Bloomberg U.S. Government/MBS Index	—	0.61%	-0.17%	1.09%	—	—
I Class	ABHTX	-0.51%	-0.29%	—	0.38%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		-0.75%	-0.61%	0.50%	—
With sales charge		-5.22%	-1.52%	0.04%	—
C Class	ABTCX	-1.60%	-1.38%	-0.26%	—	3/1/10
R Class	ABTRX	-1.10%	-0.88%	0.24%	—	3/1/10
R5 Class	ABTIX	-0.41%	-0.19%	0.94%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $10,766

Bloomberg U.S. Government/MBS Index — $11,141

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Paul Norris, Jim Platz, Curtis Manning and Michael Waggaman

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Government Bond returned -0.71%* for the 12 months ended March 31, 2024. The Bloomberg U.S. Government/MBS Index returned 0.61%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped government and mortgage-backed securities (MBS) maintain modest 12-month gains.

Duration Detracted from Relative Performance

Compared with the index, our duration positioning hindered results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Security Selection Weighed on Results

Security selection detracted from relative performance, largely due to choices among U.S. government securities, including Treasury futures, which we used to manage duration. Additionally, selections among agency commercial mortgage-backed securities detracted from results, but positive effects from positions in agency MBS and agency asset-backed securities provided an offset.

Sector Allocations Aided Performance

Our sector allocations broadly contributed to performance, led by an overweight position versus the index in the securitized sector and an underweight in government securities. Also, our cash and cash equivalents provided a modest boost to relative performance. These positions benefited as interest rates on short-maturity instruments rose during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	49.9%
U.S. Treasury Securities	31.0%
Collateralized Mortgage Obligations	7.9%
Asset-Backed Securities	4.7%
U.S. Government Agency Securities	4.4%
Commercial Mortgage-Backed Securities	3.1%
Municipal Securities	0.6%
Short-Term Investments	1.3%
Other Assets and Liabilities	(2.9)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,054.10	$2.41	0.47%
I Class	$1,000	$1,055.80	$1.90	0.37%
A Class	$1,000	$1,053.90	$3.70	0.72%
C Class	$1,000	$1,050.00	$7.53	1.47%
R Class	$1,000	$1,052.60	$4.98	0.97%
R5 Class	$1,000	$1,056.30	$1.39	0.27%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
I Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%
R Class	$1,000	$1,020.15	$4.90	0.97%
R5 Class	$1,000	$1,023.65	$1.37	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 49.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 6.15%, (1-year H15T1Y plus 2.25%), 9/1/35	$159,842	$164,156
FHLMC, VRN, 5.68%, (1-year RFUCC plus 1.86%), 7/1/36	121,771	125,073
FHLMC, VRN, 6.19%, (1-year H15T1Y plus 2.14%), 10/1/36	227,188	233,143
FHLMC, VRN, 5.96%, (1-year H15T1Y plus 2.26%), 4/1/37	131,237	134,591
FHLMC, VRN, 5.90%, (1-year RFUCC plus 1.65%), 12/1/42	159,323	161,339
FHLMC, VRN, 5.87%, (1-year RFUCC plus 1.62%), 11/1/43	894,786	899,873
FHLMC, VRN, 7.33%, (1-year RFUCC plus 1.63%), 1/1/44	383,836	393,308
FHLMC, VRN, 5.52%, (1-year RFUCC plus 1.60%), 6/1/45	195,016	199,453
FHLMC, VRN, 5.73%, (1-year RFUCC plus 1.62%), 9/1/45	579,167	590,763
FNMA, VRN, 7.43%, (6-month RFUCC plus 1.57%), 6/1/35	203,315	206,773
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	160,997	163,612
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	105,233	107,061
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	84,432	85,863
FNMA, VRN, 7.24%, (6-month RFUCC plus 1.54%), 9/1/35	139,032	141,029
FNMA, VRN, 7.26%, (1-year RFUCC plus 1.61%), 4/1/46	223,415	229,481
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	228,404	217,275
FNMA, VRN, 3.11%, (1-year RFUCC plus 1.61%), 4/1/47	304,867	289,715
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 11/20/32	38,671	37,447
GNMA, VRN, 4.25%, (1-year H15T1Y plus 2.00%), 10/20/34	180,038	174,879
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 12/20/34	80,787	78,855
GNMA, VRN, 3.625%, (1-year H15T1Y plus 1.50%), 3/20/35	95,429	92,649
GNMA, VRN, 3.625%, (1-year H15T1Y plus 1.50%), 7/20/35	185,027	183,232
GNMA, VRN, 3.625%, (1-year H15T1Y plus 1.50%), 3/20/36	337,315	326,974
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 11/20/36	53,572	52,019
		5,288,563
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 49.1%
FHLMC, 2.00%, 6/1/36	4,998,769	4,463,189
FHLMC, 5.50%, 4/1/38	660,721	675,551
FHLMC, 3.00%, 2/1/43	2,767,766	2,475,487
FHLMC, 3.50%, 2/1/49	4,972,302	4,529,535
FHLMC, 3.00%, 1/1/50	2,154,985	1,865,374
FHLMC, 3.50%, 5/1/50	1,052,889	955,890
FHLMC, 2.50%, 10/1/50	2,587,165	2,153,808
FHLMC, 2.50%, 5/1/51	8,797,904	7,327,557
FHLMC, 3.50%, 5/1/51	3,524,683	3,192,706
FHLMC, 2.00%, 8/1/51	6,091,680	4,858,154
FHLMC, 2.50%, 10/1/51	1,461,277	1,230,245
FHLMC, 3.50%, 5/1/52	4,893,201	4,383,433
FHLMC, 3.50%, 5/1/52	1,730,906	1,570,549
FHLMC, 4.00%, 6/1/52	6,528,063	6,110,365
FHLMC, 5.00%, 7/1/52	1,425,441	1,407,296
FHLMC, 4.50%, 10/1/52	4,798,689	4,571,254
FHLMC, 4.50%, 10/1/52	2,931,317	2,792,294
FHLMC, 6.00%, 11/1/52	6,177,363	6,269,762
FHLMC, 5.50%, 12/1/52	4,179,573	4,171,756
FHLMC, 6.00%, 1/1/53	4,429,366	4,485,229
9

	Principal Amount	Value
FHLMC, 6.50%, 11/1/53	$3,278,659	$3,355,888
FNMA, 6.00%, 12/1/33	497,809	512,813
FNMA, 5.50%, 8/1/34	642,773	656,370
FNMA, 5.50%, 1/1/36	714,296	729,424
FNMA, 2.00%, 5/1/36	1,790,682	1,602,159
FNMA, 2.00%, 11/1/36	7,041,102	6,279,820
FNMA, 2.50%, 12/1/36	5,446,204	4,985,996
FNMA, 2.00%, 1/1/37	2,470,934	2,203,858
FNMA, 6.00%, 9/1/37	189,109	195,972
FNMA, 6.00%, 11/1/37	728,362	754,882
FNMA, 4.50%, 4/1/39	202,822	198,989
FNMA, 4.50%, 5/1/39	584,958	573,905
FNMA, 6.50%, 5/1/39	412,532	428,581
FNMA, 4.50%, 10/1/39	966,780	948,508
FNMA, 4.50%, 6/1/41	892,727	875,849
FNMA, 4.00%, 8/1/41	754,273	716,588
FNMA, 4.50%, 9/1/41	522,360	512,482
FNMA, 3.50%, 10/1/41	779,035	718,441
FNMA, 4.00%, 12/1/41	2,271,813	2,153,384
FNMA, 3.50%, 5/1/42	842,782	776,592
FNMA, 3.50%, 6/1/42	813,759	749,652
FNMA, 3.50%, 9/1/42	708,447	651,674
FNMA, 4.00%, 11/1/45	545,513	515,710
FNMA, 4.00%, 2/1/46	1,454,062	1,377,625
FNMA, 4.00%, 4/1/46	1,879,941	1,781,699
FNMA, 3.50%, 2/1/47	2,134,537	1,947,164
FNMA, 2.50%, 10/1/50	5,702,873	4,730,848
FNMA, 2.50%, 12/1/50	5,840,838	4,839,719
FNMA, 2.50%, 2/1/51	5,709,163	4,764,571
FNMA, 2.00%, 3/1/51	1,231,275	980,728
FNMA, 4.00%, 5/1/51	1,330,558	1,253,318
FNMA, 3.00%, 6/1/51	5,462,651	4,806,327
FNMA, 4.00%, 8/1/51	2,004,919	1,864,736
FNMA, 2.50%, 12/1/51	2,578,384	2,153,909
FNMA, 2.50%, 2/1/52	1,352,277	1,125,879
FNMA, 3.00%, 2/1/52	6,674,258	5,788,894
FNMA, 2.00%, 3/1/52	7,036,294	5,637,676
FNMA, 2.50%, 3/1/52	5,153,343	4,321,245
FNMA, 3.00%, 3/1/52	6,146,467	5,371,254
FNMA, 3.50%, 4/1/52	1,024,064	917,039
FNMA, 4.00%, 4/1/52	5,225,025	4,871,777
FNMA, 4.00%, 4/1/52	1,986,901	1,859,826
FNMA, 3.00%, 5/1/52	5,184,723	4,494,999
FNMA, 3.00%, 5/1/52	2,519,314	2,210,051
FNMA, 3.50%, 5/1/52	4,859,100	4,367,388
FNMA, 3.50%, 5/1/52	3,125,594	2,851,070
FNMA, 4.00%, 5/1/52	5,468,608	5,069,769
FNMA, 3.00%, 6/1/52	978,497	858,376
FNMA, 3.50%, 6/1/52	3,951,274	3,599,086
FNMA, 5.00%, 6/1/52	4,511,859	4,411,664
FNMA, 4.50%, 7/1/52	1,698,849	1,618,359
FNMA, 5.00%, 7/1/52	5,221,111	5,154,677
10

	Principal Amount	Value
FNMA, 4.50%, 9/1/52	$3,070,436	$2,951,075
FNMA, 4.50%, 9/1/52	1,833,919	1,770,384
FNMA, 5.00%, 9/1/52	2,175,147	2,147,468
FNMA, 5.50%, 10/1/52	4,648,541	4,636,371
FNMA, 5.50%, 1/1/53	2,264,014	2,261,220
FNMA, 6.50%, 1/1/53	5,340,683	5,464,452
FNMA, 6.00%, 9/1/53	5,777,101	5,843,783
FNMA, 6.00%, 9/1/53	4,485,526	4,547,163
GNMA, 6.00%, TBA	4,165,000	4,202,053
GNMA, 6.50%, TBA	4,128,000	4,197,470
GNMA, 6.00%, 1/20/39	114,668	119,338
GNMA, 4.00%, 12/15/40	319,672	302,772
GNMA, 3.50%, 6/20/42	1,879,503	1,746,298
GNMA, 3.00%, 7/20/50	9,052,210	7,999,003
GNMA, 2.00%, 10/20/50	12,400,357	10,174,778
GNMA, 2.50%, 2/20/51	3,358,728	2,867,199
GNMA, 3.50%, 2/20/51	586,761	539,392
GNMA, 3.50%, 6/20/51	1,525,011	1,395,712
GNMA, 2.50%, 9/20/51	5,047,657	4,304,198
GNMA, 2.50%, 12/20/51	3,620,434	3,085,669
GNMA, 2.50%, 1/20/52	5,106,716	4,351,053
GNMA, 4.00%, 9/20/52	9,567,321	8,954,221
GNMA, 4.50%, 9/20/52	9,506,428	9,142,356
GNMA, 4.50%, 10/20/52	7,342,169	7,060,608
GNMA, 5.00%, 4/20/53	4,585,486	4,509,298
GNMA, 5.50%, 4/20/53	5,209,792	5,208,400
UMBS, 5.00%, TBA	9,934,000	9,693,790
		315,092,168
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $332,282,468)		320,380,731
U.S. TREASURY SECURITIES — 31.0%
U.S. Treasury Bonds, 3.50%, 2/15/39	2,000,000	1,838,125
U.S. Treasury Bonds, 4.375%, 11/15/39	1,000,000	1,009,141
U.S. Treasury Bonds, 1.375%, 11/15/40	2,000,000	1,286,758
U.S. Treasury Bonds, 3.75%, 8/15/41	1,000,000	920,859
U.S. Treasury Bonds, 2.375%, 2/15/42	4,500,000	3,348,457
U.S. Treasury Bonds, 3.00%, 5/15/42	500,000	409,414
U.S. Treasury Bonds, 3.25%, 5/15/42	2,300,000	1,955,809
U.S. Treasury Bonds, 4.00%, 11/15/42	2,800,000	2,638,344
U.S. Treasury Bonds, 2.875%, 5/15/43	2,000,000	1,589,883
U.S. Treasury Bonds, 3.875%, 5/15/43	2,000,000	1,846,484
U.S. Treasury Bonds, 3.625%, 8/15/43	2,000,000	1,779,687
U.S. Treasury Bonds, 4.375%, 8/15/43	5,700,000	5,634,094
U.S. Treasury Bonds, 3.75%, 11/15/43	1,500,000	1,357,354
U.S. Treasury Bonds, 4.75%, 11/15/43	8,000,000	8,301,250
U.S. Treasury Bonds, 3.00%, 11/15/44	3,500,000	2,803,965
U.S. Treasury Bonds, 3.00%, 5/15/45	1,000,000	797,617
U.S. Treasury Bonds, 2.875%, 8/15/45	2,000,000	1,557,578
U.S. Treasury Bonds, 3.00%, 11/15/45	1,000,000	794,609
U.S. Treasury Bonds, 2.50%, 2/15/46	500,000	361,777
U.S. Treasury Bonds, 4.00%, 11/15/52	4,500,000	4,232,285
U.S. Treasury Bonds, 4.125%, 8/15/53	3,500,000	3,364,922
11

	Principal Amount	Value
U.S. Treasury Bonds, 4.75%, 11/15/53	$16,200,000	$17,297,297
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	2,154,750	2,214,516
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30	1,804,380	1,626,240
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/33	1,827,900	1,755,299
U.S. Treasury Notes, 4.625%, 3/15/26(1)	2,000,000	1,998,594
U.S. Treasury Notes, 0.75%, 3/31/26	2,000,000	1,853,437
U.S. Treasury Notes, 4.625%, 9/15/26	7,000,000	7,016,406
U.S. Treasury Notes, 4.25%, 3/15/27	7,000,000	6,968,281
U.S. Treasury Notes, 0.50%, 6/30/27	10,000,000	8,836,523
U.S. Treasury Notes, 3.25%, 6/30/27	4,500,000	4,346,543
U.S. Treasury Notes, 3.125%, 8/31/27	3,000,000	2,882,461
U.S. Treasury Notes, 3.875%, 11/30/27(1)	2,500,000	2,460,010
U.S. Treasury Notes, 4.375%, 11/30/28	9,000,000	9,049,043
U.S. Treasury Notes, 4.00%, 1/31/29	400,000	395,937
U.S. Treasury Notes, 4.25%, 2/28/29	23,000,000	23,034,141
U.S. Treasury Notes, 4.125%, 3/31/29(2)	1,500,000	1,493,613
U.S. Treasury Notes, 2.875%, 4/30/29	3,100,000	2,908,369
U.S. Treasury Notes, 3.25%, 6/30/29	4,000,000	3,815,312
U.S. Treasury Notes, 4.00%, 10/31/29	6,000,000	5,930,391
U.S. Treasury Notes, 3.875%, 11/30/29	7,800,000	7,661,062
U.S. Treasury Notes, 1.50%, 2/15/30	3,000,000	2,579,883
U.S. Treasury Notes, 0.625%, 8/15/30	2,500,000	2,002,637
U.S. Treasury Notes, 4.875%, 10/31/30	12,000,000	12,438,750
U.S. Treasury Notes, 4.00%, 1/31/31	7,000,000	6,909,766
U.S. Treasury Notes, 2.875%, 5/15/32	3,000,000	2,724,375
U.S. Treasury Notes, 4.125%, 11/15/32	7,000,000	6,953,379
U.S. Treasury Notes, 4.50%, 11/15/33	4,000,000	4,089,688
TOTAL U.S. TREASURY SECURITIES (Cost $200,835,005)		199,070,365
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.9%
FHLMC, Series 2812, Class MF, VRN, 5.88%, (30-day average SOFR plus 0.56%), 6/15/34	881,109	878,868
FHLMC, Series 3076, Class BM, SEQ, 4.50%, 11/15/25	130,246	128,800
FHLMC, Series 3153, Class FJ, VRN, 5.81%, (30-day average SOFR plus 0.49%), 5/15/36	705,123	700,020
FHLMC, Series 3397, Class GF, VRN, 5.93%, (30-day average SOFR plus 0.61%), 12/15/37	310,632	308,636
FHLMC, Series 3417, Class FA, VRN, 5.93%, (30-day average SOFR plus 0.61%), 11/15/37	546,180	543,301
FHLMC, Series 3778, Class L, SEQ, 3.50%, 12/15/25	1,198,453	1,177,513
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	14,737,204	14,542,725
FHLMC, Series K043, Class A2, SEQ, 3.06%, 12/25/24	2,653,296	2,607,780
FHLMC, Series K752, Class A2, SEQ, 4.28%, 7/25/30	6,550,000	6,407,338
FHLMC, Series KJ25, Class A2, SEQ, 2.61%, 1/25/26	1,158,246	1,121,839
FHLMC, Series KPLB, Class A, SEQ, 2.77%, 5/25/25	8,645,000	8,399,792
FHLMC, Series X3FX, Class A2FX, SEQ, 3.00%, 6/25/27	6,560,000	6,282,088
FNMA, Series 2005-103, Class FP, VRN, 5.73%, (30-day average SOFR plus 0.41%), 10/25/35	728,114	721,441
FNMA, Series 2009-89, Class FD, VRN, 6.03%, (30-day average SOFR plus 0.71%), 5/25/36	396,819	397,185
FNMA, Series 2023-39, Class AI, IO, 2.00%, 7/25/52	15,147,329	1,905,414
GNMA, Series 2007-5, Class FA, VRN, 5.58%, (1-month SOFR plus 0.25%), 2/20/37	249,455	249,174
GNMA, Series 2010-14, Class QF, VRN, 5.89%, (1-month SOFR plus 0.56%), 2/16/40	1,106,480	1,103,841
12

	Principal Amount	Value
Seasoned Loans Structured Transaction Trust, Series 2021-2, Class A1D, SEQ, 2.00%, 7/25/31	$3,438,518	$3,054,786
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $51,477,273)		50,530,541
ASSET-BACKED SECURITIES — 4.7%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 6.02%, (1-month SOFR plus 0.69%), 11/25/71	2,333,176	2,303,760
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1A, SEQ, 2.06%, 1/25/72	589,435	533,841
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 6.14%, (1-month SOFR plus 0.81%), 1/25/72	2,212,881	2,185,164
ECMC Group Student Loan Trust, Series 2017-2A, Class A, VRN, 6.48%, (30-day average SOFR plus 1.16%), 5/25/67(3)	806,600	805,294
ECMC Group Student Loan Trust, Series 2020-2A, Class A, VRN, 6.58%, (30-day average SOFR plus 1.26%), 11/25/69(3)	1,043,484	1,043,846
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 6.00%, (30-day average SOFR plus 0.68%), 11/25/70(3)	3,533,392	3,470,170
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 8/25/61	2,267,057	2,220,624
Navient Student Loan Trust, Series 2021-1A, Class A1A, SEQ, 1.31%, 12/26/69(3)	2,012,181	1,729,154
Navient Student Loan Trust, Series 2021-1A, Class A1B, VRN, 6.03%, (30-day average SOFR plus 0.71%), 12/26/69(3)	433,329	427,557
Navient Student Loan Trust, Series 2021-2A, Class A1A, SEQ, 1.68%, 2/25/70(3)	335,096	294,890
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 6.03%, (3-month SOFR plus 0.71%), 8/23/36(3)	3,562,041	3,524,230
Nelnet Student Loan Trust, Series 2019-5, Class A, SEQ, 2.53%, 10/25/67(3)	1,138,287	1,037,323
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 9/25/61	2,411,196	2,369,512
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 10/25/61	4,553,319	4,494,649
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 5.96%, (30-day average SOFR plus 0.64%), 5/25/70(3)	2,280,970	2,269,210
U.S. Small Business Administration, Series 2017-20B, Class 1, 2.82%, 2/1/37	2,001,562	1,808,080
TOTAL ASSET-BACKED SECURITIES (Cost $30,147,059)		30,517,304
U.S. GOVERNMENT AGENCY SECURITIES — 4.4%
FHLB, 4.625%, 11/17/26	8,000,000	8,022,539
FHLB, 4.00%, 6/30/28	4,000,000	3,971,268
FHLMC, 6.25%, 7/15/32	4,000,000	4,549,550
FNMA, 0.875%, 8/5/30	5,000,000	4,050,710
FNMA, 6.625%, 11/15/30	5,000,000	5,646,320
Tennessee Valley Authority, 1.50%, 9/15/31	2,100,000	1,734,119
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $28,625,769)		27,974,506
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.1%
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3, SEQ, 3.37%, 10/10/47	1,875,762	1,860,138
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, SEQ, 2.88%, 2/10/48	1,957,140	1,935,956
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, SEQ, 2.94%, 4/10/48	2,161,864	2,114,205
COMM Mortgage Trust, Series 2014-UBS5, Class A3, SEQ, 3.57%, 9/10/47	1,151,742	1,145,957
COMM Mortgage Trust, Series 2015-CR23, Class A3, SEQ, 3.23%, 5/10/48	1,315,596	1,288,776
13

	Principal Amount	Value
COMM Mortgage Trust, Series 2015-DC1, Class A4, SEQ, 3.08%, 2/10/48	$1,125,881	$1,113,070
COMM Mortgage Trust, Series 2016-DC2, Class A4, SEQ, 3.50%, 2/10/49	1,651,388	1,600,422
GS Mortgage Securities Trust, Series 2015-GC28, Class A4, SEQ, 3.14%, 2/10/48	1,400,884	1,390,036
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, SEQ, 3.41%, 9/15/58	2,315,684	2,250,943
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4, SEQ, 2.93%, 4/15/50	2,178,000	2,115,347
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3, SEQ, 3.57%, 9/15/58	1,692,700	1,654,519
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A3, SEQ, 3.45%, 12/15/48	1,500,807	1,454,453
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $19,700,445)		19,923,822
MUNICIPAL SECURITIES — 0.6%
Missouri Higher Education Loan Authority Rev., 1.97%, 3/25/61	1,145,359	994,754
Pasadena Rev., 4.625%, 5/1/25, Prerefunded at 100% of Par(4)	2,665,000	2,648,646
TOTAL MUNICIPAL SECURITIES (Cost $3,934,863)		3,643,400
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $347,627), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $340,930)		340,730
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $6,338,346), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $6,217,659)		6,214,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 2.125% - 3.875%, 3/31/25 - 8/15/33, valued at $1,404,760), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $1,377,811)		1,377,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,931,730)		7,931,730
TOTAL INVESTMENT SECURITIES — 102.9% (Cost $674,934,612)		659,972,399
OTHER ASSETS AND LIABILITIES — (2.9)%		(18,314,936)
TOTAL NET ASSETS — 100.0%		$641,657,463

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	5	June 2024	$1,022,422	$1,201
U.S. Treasury 5-Year Notes	155	June 2024	16,587,422	(53,583)
U.S. Treasury 10-Year Notes	97	June 2024	10,747,297	9,750
U.S. Treasury 10-Year Ultra Notes	190	June 2024	21,775,781	97,192
U.S. Treasury Long Bonds	88	June 2024	10,598,500	66,698
U.S. Treasury Ultra Bonds	28	June 2024	3,612,000	(5,153)
			$64,343,422	$116,105
^Amount represents value and unrealized appreciation (depreciation).

14

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $1,843,652.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $14,601,674, which represented 2.3% of total net assets.
(4)Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $674,934,612)	$659,972,399
Receivable for investments sold	21,332
Receivable for capital shares sold	756,816
Receivable for variation margin on futures contracts	6,995
Interest receivable	3,747,349
664,504,891

Liabilities
Disbursements in excess of demand deposit cash	697
Payable for investments purchased	21,567,216
Payable for capital shares redeemed	851,246
Accrued management fees	198,879
Distribution and service fees payable	5,232
Dividends payable	224,158
22,847,428

Net Assets	$641,657,463

Net Assets Consist of:
Capital paid in	$761,872,897
Distributable earnings (loss)	(120,215,434)
$641,657,463

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$246,273,479	26,326,028	$9.35
I Class	$149,478,061	16,001,371	$9.34
A Class	$18,025,953	1,926,794	$9.36
C Class	$847,317	90,616	$9.35
R Class	$1,608,310	172,003	$9.35
R5 Class	$225,424,343	24,101,892	$9.35
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.80 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$28,074,509

Expenses:
Management fees	2,421,405
Distribution and service fees:
A Class	47,748
C Class	10,895
R Class	9,279
Trustees' fees and expenses	50,658
Other expenses	35,897
2,575,882

Net investment income (loss)	25,498,627

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(19,421,278)
Futures contract transactions	(11,193,131)
Swap agreement transactions	49,634
(30,564,775)

Change in net unrealized appreciation (depreciation) on:
Investments	(103,361)
Futures contracts	(728,754)
Swap agreements	(63,786)
(895,901)

Net realized and unrealized gain (loss)	(31,460,676)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,962,049)

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$25,498,627	$19,353,408
Net realized gain (loss)	(30,564,775)	(59,331,957)
Change in net unrealized appreciation (depreciation)	(895,901)	454,014
Net increase (decrease) in net assets resulting from operations	(5,962,049)	(39,524,535)

Distributions to Shareholders
From earnings:
Investor Class	(10,123,124)	(8,896,989)
I Class	(5,791,945)	(4,039,863)
A Class	(689,473)	(587,248)
C Class	(30,983)	(24,234)
R Class	(62,120)	(46,990)
R5 Class	(9,231,548)	(7,073,637)
Decrease in net assets from distributions	(25,929,193)	(20,668,961)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(86,139,268)	60,486,410

Net increase (decrease) in net assets	(118,030,510)	292,914

Net Assets
Beginning of period	759,687,973	759,395,059
End of period	$641,657,463	$759,687,973

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

20

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

21

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $931,737,628, of which $901,855,967 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $999,003,542, of which $984,500,433 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,574,775	$33,917,667	4,432,329	$43,894,345
Issued in reinvestment of distributions	971,374	9,111,159	818,269	8,059,993
Redeemed	(7,677,840)	(71,979,487)	(9,330,429)	(92,406,412)
	(3,131,691)	(28,950,661)	(4,079,831)	(40,452,074)
I Class
Sold	8,551,980	80,506,610	24,061,748	238,550,727
Issued in reinvestment of distributions	618,566	5,791,096	410,638	4,036,031
Redeemed	(16,074,293)	(153,162,930)	(13,536,178)	(136,839,589)
	(6,903,747)	(66,865,224)	10,936,208	105,747,169
A Class
Sold	486,872	4,582,853	437,968	4,348,116
Issued in reinvestment of distributions	50,113	470,044	43,556	428,964
Redeemed	(740,302)	(6,986,135)	(875,202)	(8,753,245)
	(203,317)	(1,933,238)	(393,678)	(3,976,165)
C Class
Sold	28,178	266,046	14,892	145,620
Issued in reinvestment of distributions	3,300	30,927	2,466	24,234
Redeemed	(70,849)	(661,178)	(52,310)	(522,822)
	(39,371)	(364,205)	(34,952)	(352,968)
R Class
Sold	72,764	684,809	106,742	1,050,260
Issued in reinvestment of distributions	6,070	56,944	4,430	43,476
Redeemed	(133,158)	(1,251,694)	(59,615)	(581,349)
	(54,324)	(509,941)	51,557	512,387
R5 Class
Sold	8,884,165	83,849,948	7,214,310	71,770,853
Issued in reinvestment of distributions	848,148	7,945,219	626,311	6,165,418
Redeemed	(8,458,358)	(79,311,166)	(7,974,358)	(78,928,210)
	1,273,955	12,484,001	(133,737)	(991,939)
Net increase (decrease)	(9,058,495)	$(86,139,268)	6,345,567	$60,486,410

22

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$320,380,731	—
U.S. Treasury Securities	—	199,070,365	—
Collateralized Mortgage Obligations	—	50,530,541	—
Asset-Backed Securities	—	30,517,304	—
U.S. Government Agency Securities	—	27,974,506	—
Commercial Mortgage-Backed Securities	—	19,923,822	—
Municipal Securities	—	3,643,400	—
Short-Term Investments	—	7,931,730	—
	—	$659,972,399	—
Other Financial Instruments
Futures Contracts	$174,841	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$58,736	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures
23

contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $191,595,259 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $12,100,000.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$6,995	Payable for variation margin on futures contracts*	—
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(11,193,131)	Change in net unrealized appreciation (depreciation) on futures contracts	$(728,754)
Other Contracts	Net realized gain (loss) on swap agreement transactions	49,634	Change in net unrealized appreciation (depreciation) on swap agreements	(63,786)
		$(11,143,497)		$(792,540)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$25,929,193	$20,668,961
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$675,963,115
Gross tax appreciation of investments	$4,370,098
Gross tax depreciation of investments	(20,360,814)
Net tax appreciation (depreciation) of investments	(15,990,716)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(15,990,716)
Undistributed ordinary income	$103,457
Accumulated short-term capital losses	$(66,866,937)
Accumulated long-term capital losses	$(37,461,238)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.78	0.36	(0.42)	(0.06)	(0.37)	—	(0.37)	$9.35	(0.71)%	0.47%	3.80%	145%	$246,273
2023	$10.65	0.26	(0.85)	(0.59)	(0.28)	—	(0.28)	$9.78	(5.40)%	0.47%	2.68%	251%	$288,235
2022	$11.31	0.14	(0.55)	(0.41)	(0.17)	(0.08)	(0.25)	$10.65	(3.76)%	0.46%	1.20%	364%	$357,145
2021	$11.69	0.12	(0.28)	(0.16)	(0.17)	(0.05)	(0.22)	$11.31	(1.39)%	0.47%	1.05%	246%	$490,142
2020	$10.89	0.23	0.84	1.07	(0.27)	—	(0.27)	$11.69	9.92%	0.47%	2.09%	103%	$508,040
I Class
2024	$9.77	0.37	(0.43)	(0.06)	(0.37)	—	(0.37)	$9.34	(0.51)%	0.37%	3.90%	145%	$149,478
2023	$10.64	0.28	(0.86)	(0.58)	(0.29)	—	(0.29)	$9.77	(5.41)%	0.37%	2.78%	251%	$223,815
2022	$11.30	0.14	(0.54)	(0.40)	(0.18)	(0.08)	(0.26)	$10.64	(3.67)%	0.36%	1.30%	364%	$127,299
2021	$11.67	0.13	(0.27)	(0.14)	(0.18)	(0.05)	(0.23)	$11.30	(1.21)%	0.37%	1.15%	246%	$103,700
2020	$10.87	0.24	0.84	1.08	(0.28)	—	(0.28)	$11.67	10.05%	0.37%	2.19%	103%	$54,971
A Class
2024	$9.78	0.33	(0.41)	(0.08)	(0.34)	—	(0.34)	$9.36	(0.75)%	0.72%	3.55%	145%	$18,026
2023	$10.65	0.24	(0.85)	(0.61)	(0.26)	—	(0.26)	$9.78	(5.73)%	0.72%	2.43%	251%	$20,839
2022	$11.31	0.11	(0.55)	(0.44)	(0.14)	(0.08)	(0.22)	$10.65	(4.00)%	0.71%	0.95%	364%	$26,872
2021	$11.68	0.10	(0.28)	(0.18)	(0.14)	(0.05)	(0.19)	$11.31	(1.55)%	0.72%	0.80%	246%	$29,374
2020	$10.88	0.21	0.83	1.04	(0.24)	—	(0.24)	$11.68	9.66%	0.72%	1.84%	103%	$49,587

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2024	$9.78	0.26	(0.42)	(0.16)	(0.27)	—	(0.27)	$9.35	(1.60)%	1.47%	2.80%	145%	$847
2023	$10.64	0.16	(0.84)	(0.68)	(0.18)	—	(0.18)	$9.78	(6.35)%	1.47%	1.68%	251%	$1,271
2022	$11.31	0.02	(0.55)	(0.53)	(0.06)	(0.08)	(0.14)	$10.64	(4.81)%	1.46%	0.20%	364%	$1,756
2021	$11.68	0.01	(0.27)	(0.26)	(0.06)	(0.05)	(0.11)	$11.31	(2.29)%	1.47%	0.05%	246%	$2,306
2020	$10.88	0.12	0.83	0.95	(0.15)	—	(0.15)	$11.68	8.84%	1.47%	1.09%	103%	$2,934
R Class
2024	$9.78	0.31	(0.42)	(0.11)	(0.32)	—	(0.32)	$9.35	(1.10)%	0.97%	3.30%	145%	$1,608
2023	$10.64	0.22	(0.85)	(0.63)	(0.23)	—	(0.23)	$9.78	(5.88)%	0.97%	2.18%	251%	$2,214
2022	$11.31	0.08	(0.56)	(0.48)	(0.11)	(0.08)	(0.19)	$10.64	(4.33)%	0.96%	0.70%	364%	$1,860
2021	$11.68	0.06	(0.27)	(0.21)	(0.11)	(0.05)	(0.16)	$11.31	(1.80)%	0.97%	0.55%	246%	$2,496
2020	$10.88	0.18	0.83	1.01	(0.21)	—	(0.21)	$11.68	9.39%	0.97%	1.59%	103%	$2,813
R5 Class
2024	$9.78	0.38	(0.43)	(0.05)	(0.38)	—	(0.38)	$9.35	(0.41)%	0.27%	4.00%	145%	$225,424
2023	$10.65	0.29	(0.86)	(0.57)	(0.30)	—	(0.30)	$9.78	(5.30)%	0.27%	2.88%	251%	$223,313
2022	$11.31	0.16	(0.55)	(0.39)	(0.19)	(0.08)	(0.27)	$10.65	(3.57)%	0.26%	1.40%	364%	$244,463
2021	$11.68	0.15	(0.27)	(0.12)	(0.20)	(0.05)	(0.25)	$11.31	(1.11)%	0.27%	1.25%	246%	$254,349
2020	$10.88	0.25	0.84	1.09	(0.29)	—	(0.29)	$11.68	10.15%	0.27%	2.29%	103%	$230,808

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Government Bond Fund and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Notes
35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 2405

Annual Report

March 31, 2024

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	-0.53%	2.04%	1.73%	—	2/10/97
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	0.45%	2.49%	2.21%	—	—
I Class	AIAHX	-0.52%	2.13%	—	1.90%	4/10/17
Y Class	AIAYX	-0.33%	2.25%	—	2.01%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		-0.88%	1.77%	1.47%	—
With sales charge		-5.34%	0.84%	1.00%	—
C Class	AINOX	-1.54%	1.02%	0.72%	—	3/1/10
R Class	AIARX	-1.12%	1.52%	1.21%	—	3/1/10
R5 Class	AIANX	-0.33%	2.25%	1.93%	—	10/1/02
R6 Class	AIADX	-0.37%	2.28%	—	2.11%	7/28/17
G Class	AINGX	-0.07%	2.51%	—	2.34%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $11,874

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $12,449

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.51%	0.41%	0.31%	0.76%	1.51%	1.01%	0.31%	0.26%	0.26%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond returned -0.53%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index returned 0.45%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and broad bond market returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Meanwhile, inflation breakeven rates were volatile but ended the 12-month period relatively unchanged compared with a year earlier. This factor, combined with the late-2023 bond market rally, generally helped TIPS maintain modest 12-month gains.

Duration Detracted

The portfolio’s longer-than-index duration was the main driver of underperformance for the period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as Treasury yields rose for the 12 months. We used U.S. Treasury futures to manage duration.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Non-Index Holdings Aided Performance

Out-of-index exposure to securitized and corporate securities contributed to performance. The securitized sector was the main driver, led by positions in collateralized mortgage obligations, non-agency commercial mortgage-backed securities and non-agency collateralized mortgage obligations.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Shorter-Maturity Inflation Securities Boosted Relative Results

We generally favored shorter-maturity inflation-protected securities, which fared better than longer-maturity securities amid elevated inflation. This strategy had a positive effect on relative performance.

We also held inflation swaps** in conjunction with out-of-index securitized and corporate bonds, which diversified the portfolio’s inflation exposure versus the index. This strategy modestly contributed to relative results.

**Inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk.
6

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	93.2%
Corporate Bonds	2.4%
U.S. Government Agency Mortgage-Backed Securities	2.0%
Collateralized Loan Obligations	1.4%
Asset-Backed Securities	0.7%
Collateralized Mortgage Obligations	0.3%
Commercial Mortgage-Backed Securities	0.2%
Short-Term Investments	1.9%
Other Assets and Liabilities	(2.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,045.70	$2.76	0.54%
I Class	$1,000	$1,046.30	$2.25	0.44%
Y Class	$1,000	$1,046.90	$1.74	0.34%
A Class	$1,000	$1,044.40	$4.04	0.79%
C Class	$1,000	$1,040.30	$7.86	1.54%
R Class	$1,000	$1,042.80	$5.31	1.04%
R5 Class	$1,000	$1,046.90	$1.74	0.34%
R6 Class	$1,000	$1,047.20	$1.48	0.29%
G Class	$1,000	$1,048.30	$0.41	0.08%
Hypothetical
Investor Class	$1,000	$1,022.30	$2.73	0.54%
I Class	$1,000	$1,022.80	$2.23	0.44%
Y Class	$1,000	$1,023.30	$1.72	0.34%
A Class	$1,000	$1,021.05	$3.99	0.79%
C Class	$1,000	$1,017.30	$7.77	1.54%
R Class	$1,000	$1,019.80	$5.25	1.04%
R5 Class	$1,000	$1,023.30	$1.72	0.34%
R6 Class	$1,000	$1,023.55	$1.47	0.29%
G Class	$1,000	$1,024.60	$0.40	0.08%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 93.2%
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	$19,634,280	$19,616,475
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	68,372,040	68,071,882
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	79,259,082	79,912,313
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	21,406,969	21,235,919
U.S. Treasury Inflation-Indexed Bonds, 3.625%, 4/15/28	50,028,641	53,211,422
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	46,150,436	47,430,510
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	42,868,657	46,891,853
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	29,712,276	32,933,289
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	83,020,651	66,341,467
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	62,082,769	47,730,428
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	83,793,889	73,580,857
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	63,456,419	48,764,305
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	6,312,954	5,060,587
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	28,044,637	21,652,165
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/48	26,139,421	20,611,276
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/49	7,231,335	5,672,829
U.S. Treasury Inflation-Indexed Bonds, 0.25%, 2/15/50	49,400,352	31,236,634
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/51	49,398,654	29,576,336
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/52	51,778,641	30,531,487
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24	62,366,370	62,402,242
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	62,606,498	62,684,027
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25	18,805,815	18,341,733
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	72,076,481	70,512,184
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25	127,184,480	123,458,347
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	122,586,070	119,079,259
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26(1)	84,693,697	81,126,311
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	32,777,918	31,421,919
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/26(1)	17,268,651	16,477,354
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	55,859,125	53,293,605
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/27	135,996,330	128,165,788
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	47,910,780	45,599,206
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27	10,411,500	10,313,754
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28	108,717,063	102,899,712
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28	73,004,330	70,936,888
U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28	26,846,440	25,655,139
U.S. Treasury Inflation-Indexed Notes, 2.375%, 10/15/28	15,103,950	15,458,577
U.S. Treasury Inflation-Indexed Notes, 0.875%, 1/15/29	55,575,520	52,999,016
U.S. Treasury Inflation-Indexed Notes, 0.25%, 7/15/29	63,421,398	58,500,628
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/30	61,675,173	55,852,078
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30	25,080,882	22,604,731
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/31	100,706,300	89,637,499
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/31	101,435,968	89,785,281
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/32	94,381,858	82,498,179
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/32	111,722,875	101,363,775
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/33	83,348,895	78,212,616
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/33	94,949,250	91,178,023
U.S. Treasury Inflation-Indexed Notes, 1.75%, 1/15/34	18,060,120	17,840,450
TOTAL U.S. TREASURY SECURITIES (Cost $2,781,944,724)		2,528,360,355
10

	Principal Amount/Shares	Value
CORPORATE BONDS — 2.4%
Banks — 0.9%
Citigroup, Inc., VRN, 3.67%, 7/24/28	$1,125,000	$1,069,634
Citigroup, Inc., VRN, 6.27%, 11/17/33	775,000	818,852
Fifth Third Bancorp, VRN, 6.34%, 7/27/29	10,539,000	10,868,407
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	2,554,000	2,448,765
Truist Financial Corp., VRN, 5.71%, 1/24/35	9,473,000	9,518,326
		24,723,984
Biotechnology — 0.2%
Amgen, Inc., 5.25%, 3/2/33	5,415,000	5,463,002
Electric Utilities — 0.6%
Duke Energy Florida LLC, 1.75%, 6/15/30	2,940,000	2,448,270
Duke Energy Florida LLC, 5.875%, 11/15/33	2,990,000	3,161,144
Duke Energy Progress LLC, 2.00%, 8/15/31	5,000,000	4,083,473
PPL Electric Utilities Corp., 4.85%, 2/15/34	5,500,000	5,410,940
		15,103,827
Insurance — 0.3%
Chubb INA Holdings, Inc., 5.00%, 3/15/34	7,005,000	7,032,978
Media — 0.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	1,000,000	988,880
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., 5.20%, 2/22/34	1,283,000	1,303,353
Eli Lilly & Co., 4.70%, 2/9/34	5,745,000	5,715,762
		7,019,115
Software — 0.0%
Oracle Corp., 3.60%, 4/1/40	1,315,000	1,037,485
Specialty Retail — 0.1%
Lowe's Cos., Inc., 5.15%, 7/1/33	3,800,000	3,831,568
TOTAL CORPORATE BONDS (Cost $66,501,296)		65,200,839
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.0%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 2.0%
FHLMC, 6.00%, 1/1/53	13,530,817	13,701,466
UMBS, 5.00%, TBA	41,933,000	40,919,036
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $54,273,031)		54,620,502
COLLATERALIZED LOAN OBLIGATIONS — 1.4%
Dryden 43 Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)	5,000,000	4,393,023
Dryden 72 CLO Ltd., Series 2019-72A, Class CR, VRN, 7.42%, (3-month SOFR plus 2.11%), 5/15/32(2)	7,700,000	7,676,933
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 7.28%, (3-month SOFR plus 1.96%), 4/15/33(2)	9,500,000	9,520,079
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.89%, (1-month SOFR plus 1.56%), 10/16/36(2)	4,023,000	3,954,254
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.62%, (1-month SOFR plus 2.30%), 6/17/37(2)	8,132,313	8,132,175
THL Credit Wind River CLO Ltd., Series 2019-3A, Class CR, VRN, 7.78%, (3-month SOFR plus 2.46%), 7/15/31(2)	3,800,000	3,805,373
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $38,078,868)		37,481,837
11

		Principal Amount/Shares	Value
ASSET-BACKED SECURITIES — 0.7%
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)		$5,303,926	$4,676,201
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(2)	CAD	12,600,000	8,662,564
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)		$4,381,419	3,611,878
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)		1,636,988	1,347,093
TOTAL ASSET-BACKED SECURITIES (Cost $21,245,192)			18,297,736
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Private Sponsor Collateralized Mortgage Obligations — 0.3%
ABN AMRO Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33		51,490	47,899
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)		2,091,471	1,830,374
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)		1,666,641	1,457,253
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 6.32%, (30-day average SOFR plus 1.00%), 9/25/31(2)		713,864	713,800
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33		426,384	403,068
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)		928,419	849,134
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)		3,648,678	3,040,200
			8,341,728
U.S. Government Agency Collateralized Mortgage Obligations — 0.0%
FNMA, Series 2014-C02, Class 2M2, VRN, 8.03%, (30-day average SOFR plus 2.71%), 5/25/24		167,999	168,229
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,456,332)			8,509,957
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2) (Cost $8,217,354)		7,950,000	6,919,434
SHORT-TERM INVESTMENTS — 1.9%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class		140,302	140,302
Repurchase Agreements — 1.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $2,250,778), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $2,207,415)			2,206,121
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50% - 3.875%, 3/31/27 - 8/15/33, valued at $41,041,800), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $40,260,695)			40,237,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 1.875% - 4.00%, 8/31/24 - 2/28/29, valued at $9,095,662), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $8,921,251)			8,916,000
			51,359,121
TOTAL SHORT-TERM INVESTMENTS (Cost $51,499,423)			51,499,423
TOTAL INVESTMENT SECURITIES — 102.1% (Cost $3,031,216,220)			2,770,890,083
OTHER ASSETS AND LIABILITIES — (2.1)%			(57,188,512)
TOTAL NET ASSETS — 100.0%			$2,713,701,571
12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,732,809	CAD	11,757,522	UBS AG	6/20/24	$42,955

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	12	June 2024	$2,453,813	$(3,305)
U.S. Treasury 5-Year Notes	2,670	June 2024	285,731,719	753,818
U.S. Treasury 10-Year Notes	201	June 2024	22,270,172	(78,861)
U.S. Treasury 10-Year Ultra Notes	465	June 2024	53,293,359	318,608
			$363,749,063	$990,260
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.45%	3/5/25	$39,000,000	$(738)	$5,611,206	$5,610,468
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	525	682,322	682,847
CPURNSA	Receive	1.85%	8/26/25	$14,000,000	586	1,972,139	1,972,725
CPURNSA	Receive	2.24%	1/12/26	$50,000,000	805	5,551,758	5,552,563
CPURNSA	Receive	2.22%	1/19/26	$50,000,000	804	5,584,600	5,585,404
CPURNSA	Receive	2.29%	2/2/26	$25,000,000	402	2,709,274	2,709,676
CPURNSA	Receive	2.50%	8/9/26	$8,000,000	414	9,787	10,201
CPURNSA	Receive	2.57%	4/5/28	$8,500,000	456	2,727	3,183
CPURNSA	Receive	2.64%	8/2/28	$22,000,000	588	(96,840)	(96,252)
CPURNSA	Receive	1.86%	6/20/29	$25,000,000	(775)	3,656,956	3,656,181
CPURNSA	Receive	1.80%	10/21/29	$24,500,000	(765)	3,743,257	3,742,492
CPURNSA	Receive	1.88%	11/21/29	$22,000,000	(738)	3,206,335	3,205,597
CPURNSA	Receive	1.87%	11/25/29	$4,000,000	(543)	587,796	587,253
CPURNSA	Receive	1.29%	5/19/30	$4,500,000	548	909,482	910,030
CPURNSA	Receive	2.66%	8/2/30	$37,400,000	724	(260,881)	(260,157)
CPURNSA	Receive	2.62%	3/2/33	$17,500,000	615	6,399	7,014
CPURNSA	Receive	2.65%	8/2/33	$24,900,000	707	(171,972)	(171,265)
					$3,615	$33,704,345	$33,707,960

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(3)	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	$393,532
Barclays Bank PLC	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	445,520
Barclays Bank PLC	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(2,447,639)
Barclays Bank PLC	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(848,095)
						$(2,456,682)
*Amount represents value and unrealized appreciation (depreciation).

13

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $20,449,843.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $70,589,768, which represented 2.6% of total net assets.
(3)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $251,531.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $3,031,216,220)	$2,770,890,083
Receivable for capital shares sold	2,044,056
Receivable for variation margin on swap agreements	1,386,749
Unrealized appreciation on forward foreign currency exchange contracts	42,955
Swap agreements, at value	839,052
Interest receivable	6,998,730
2,782,201,625

Liabilities
Payable for investments purchased	60,921,674
Payable for capital shares redeemed	3,403,587
Swap agreements, at value	3,295,734
Payable for variation margin on futures contracts	323,742
Accrued management fees	518,088
Distribution and service fees payable	37,229
68,500,054

Net Assets	$2,713,701,571

Net Assets Consist of:
Capital paid in	$3,053,547,516
Distributable earnings (loss)	(339,845,945)
$2,713,701,571

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$700,958,636	67,539,907	$10.38
I Class	$176,098,104	16,993,274	$10.36
Y Class	$78,707,369	7,592,480	$10.37
A Class	$87,787,262	8,486,754	$10.34
C Class	$7,429,191	720,024	$10.32
R Class	$29,132,264	2,802,700	$10.39
R5 Class	$160,541,271	15,486,490	$10.37
R6 Class	$519,267,864	50,112,173	$10.36
G Class	$953,779,610	91,920,817	$10.38
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $10.83 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$109,921,264

Expenses:
Management fees	8,597,487
Interest expenses	1,980,098
Distribution and service fees:
A Class	236,494
C Class	88,171
R Class	156,361
Trustees' fees and expenses	216,038
11,274,649
Fees waived - G Class	(1,958,260)
9,316,389

Net investment income (loss)	100,604,875

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(43,098,471)
Forward foreign currency exchange contract transactions	(110,635)
Futures contract transactions	(25,488,865)
Swap agreement transactions	7,013,763
Foreign currency translation transactions	(3,013)
(61,687,221)

Change in net unrealized appreciation (depreciation) on:
Investments	(43,307,984)
Forward foreign currency exchange contracts	175,319
Futures contracts	(8,004,436)
Swap agreements	(6,391,891)
Translation of assets and liabilities in foreign currencies	(73)
(57,529,065)

Net realized and unrealized gain (loss)	(119,216,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,611,411)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$100,604,875	$185,401,561
Net realized gain (loss)	(61,687,221)	(57,064,497)
Change in net unrealized appreciation (depreciation)	(57,529,065)	(363,071,584)
Net increase (decrease) in net assets resulting from operations	(18,611,411)	(234,734,520)

Distributions to Shareholders
From earnings:
Investor Class	(32,661,972)	(60,229,120)
I Class	(10,151,175)	(26,065,205)
Y Class	(2,942,993)	(4,232,105)
A Class	(3,764,452)	(7,333,135)
C Class	(282,588)	(591,504)
R Class	(1,162,121)	(2,370,828)
R5 Class	(8,412,520)	(16,353,447)
R6 Class	(21,505,245)	(36,794,001)
G Class	(45,146,367)	(61,155,330)
Decrease in net assets from distributions	(126,029,433)	(215,124,675)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(161,758,441)	(76,105,304)

Net increase (decrease) in net assets	(306,399,285)	(525,964,499)

Net Assets
Beginning of period	3,020,100,856	3,546,065,355
End of period	$2,713,701,571	$3,020,100,856

See Notes to Financial Statements.
17

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 26% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.21%.

20

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $567,215,620, of which $477,225,585 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $625,906,652, of which $525,488,420 represented U.S. Treasury and Government Agency obligations.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,625,729	$38,053,474	9,715,412	$111,251,384
Issued in reinvestment of distributions	3,040,660	31,794,934	5,395,138	58,803,633
Redeemed	(16,737,285)	(175,502,402)	(21,574,750)	(245,792,672)
	(10,070,896)	(105,653,994)	(6,464,200)	(75,737,655)
I Class
Sold	5,640,400	58,536,392	11,477,536	130,938,924
Issued in reinvestment of distributions	831,781	8,688,837	2,021,673	22,057,037
Redeemed	(16,561,678)	(173,115,554)	(26,174,441)	(293,749,458)
	(10,089,497)	(105,890,325)	(12,675,232)	(140,753,497)
Y Class
Sold	2,951,357	30,685,278	1,662,551	18,387,008
Issued in reinvestment of distributions	272,514	2,843,883	389,518	4,226,465
Redeemed	(1,426,523)	(14,897,320)	(1,340,616)	(15,217,466)
	1,797,348	18,631,841	711,453	7,396,007
A Class
Sold	2,417,404	25,258,720	2,691,270	30,397,428
Issued in reinvestment of distributions	214,970	2,240,937	393,655	4,275,729
Redeemed	(3,814,454)	(39,872,647)	(3,824,117)	(43,076,498)
	(1,182,080)	(12,372,990)	(739,192)	(8,403,341)
C Class
Sold	183,342	1,935,800	277,006	3,088,476
Issued in reinvestment of distributions	19,625	204,319	33,409	361,559
Redeemed	(371,609)	(3,878,822)	(464,767)	(5,284,777)
	(168,642)	(1,738,703)	(154,352)	(1,834,742)
R Class
Sold	600,231	6,322,726	1,131,611	13,222,135
Issued in reinvestment of distributions	110,689	1,160,123	216,058	2,358,200
Redeemed	(1,081,427)	(11,361,141)	(1,454,748)	(16,668,710)
	(370,507)	(3,878,292)	(107,079)	(1,088,375)
R5 Class
Sold	4,058,789	42,544,854	4,318,266	49,322,373
Issued in reinvestment of distributions	749,906	7,828,058	1,401,482	15,279,473
Redeemed	(8,546,702)	(89,526,818)	(9,970,158)	(113,093,426)
	(3,738,007)	(39,153,906)	(4,250,410)	(48,491,580)
R6 Class
Sold	19,035,782	198,491,388	17,293,426	196,607,180
Issued in reinvestment of distributions	1,686,386	17,604,750	2,774,226	30,133,718
Redeemed	(20,099,828)	(209,344,968)	(14,877,118)	(168,750,963)
	622,340	6,751,170	5,190,534	57,989,935
G Class
Sold	10,890,565	114,520,453	11,160,671	123,995,844
Issued in reinvestment of distributions	4,322,867	45,146,367	5,619,789	61,155,330
Redeemed	(7,520,432)	(78,120,062)	(4,320,943)	(50,333,230)
	7,693,000	81,546,758	12,459,517	134,817,944
Net increase (decrease)	(15,506,941)	$(161,758,441)	(6,028,961)	$(76,105,304)

22

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,528,360,355	—
Corporate Bonds	—	65,200,839	—
U.S. Government Agency Mortgage-Backed Securities	—	54,620,502	—
Collateralized Loan Obligations	—	37,481,837	—
Asset-Backed Securities	—	18,297,736	—
Collateralized Mortgage Obligations	—	8,509,957	—
Commercial Mortgage-Backed Securities	—	6,919,434	—
Short-Term Investments	$140,302	51,359,121	—
	$140,302	$2,770,749,781	—
Other Financial Instruments
Futures Contracts	$1,072,426	—	—
Swap Agreements	—	$35,074,686	—
Forward Foreign Currency Exchange Contracts	—	42,955	—
	$1,072,426	$35,117,641	—

Liabilities
Other Financial Instruments
Futures Contracts	$82,166	—	—
Swap Agreements	—	$3,823,408	—
	$82,166	$3,823,408	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $9,593,150.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $595,039,479 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $501,975,000.

24

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$42,955	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$323,742
Other Contracts	Receivable for variation margin on swap agreements*	1,386,749	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	839,052	Swap agreements	3,295,734
		$2,268,756		$3,619,476
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$(110,635)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$175,319
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(25,488,865)	Change in net unrealized appreciation (depreciation) on futures contracts	(8,004,436)
Other Contracts	Net realized gain (loss) on swap agreement transactions	7,013,763	Change in net unrealized appreciation (depreciation) on swap agreements	(6,391,891)
		$(18,585,737)		$(14,221,008)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$126,029,433	$215,124,675
Long-term capital gains	—	—

25

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,036,486,090
Gross tax appreciation of investments	$7,425,588
Gross tax depreciation of investments	(273,021,595)
Net tax appreciation (depreciation) of investments	(265,596,007)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	31,247,861
Net tax appreciation (depreciation)	$(234,348,146)
Other book-to-tax adjustments	$(510)
Undistributed ordinary income	$10,835,518
Accumulated short-term capital losses	$(49,470,562)
Accumulated long-term capital losses	$(66,862,245)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$10.90	0.36	(0.42)	(0.06)	(0.46)	$10.38	(0.53)%	0.54%	0.54%	3.37%	3.37%	22%	$700,959
2023	$12.53	0.66	(1.52)	(0.86)	(0.77)	$10.90	(6.76)%	0.51%	0.51%	5.72%	5.72%	18%	$846,252
2022	$12.49	0.68	(0.06)	0.62	(0.58)	$12.53	4.89%	0.46%	0.46%	5.30%	5.30%	30%	$1,053,464
2021	$11.63	0.17	0.84	1.01	(0.15)	$12.49	8.70%	0.47%	0.47%	1.46%	1.46%	22%	$965,896
2020	$11.39	0.32	0.20	0.52	(0.28)	$11.63	4.62%	0.47%	0.47%	2.70%	2.70%	24%	$929,682
I Class
2024	$10.89	0.38	(0.44)	(0.06)	(0.47)	$10.36	(0.52)%	0.44%	0.44%	3.47%	3.47%	22%	$176,098
2023	$12.51	0.70	(1.54)	(0.84)	(0.78)	$10.89	(6.59)%	0.41%	0.41%	5.82%	5.82%	18%	$294,877
2022	$12.48	0.69	(0.07)	0.62	(0.59)	$12.51	4.92%	0.36%	0.36%	5.40%	5.40%	30%	$497,514
2021	$11.61	0.20	0.83	1.03	(0.16)	$12.48	8.91%	0.37%	0.37%	1.56%	1.56%	22%	$380,580
2020	$11.38	0.31	0.22	0.53	(0.30)	$11.61	4.64%	0.37%	0.37%	2.80%	2.80%	24%	$203,093

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$10.89	0.37	(0.41)	(0.04)	(0.48)	$10.37	(0.33)%	0.34%	0.34%	3.57%	3.57%	22%	$78,707
2023	$12.52	0.65	(1.49)	(0.84)	(0.79)	$10.89	(6.57)%	0.31%	0.31%	5.92%	5.92%	18%	$63,121
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$63,634
2021	$11.62	0.21	0.82	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$52,784
2020	$11.38	0.30	0.25	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$28,234
A Class
2024	$10.87	0.33	(0.43)	(0.10)	(0.43)	$10.34	(0.88)%	0.79%	0.79%	3.12%	3.12%	22%	$87,787
2023	$12.49	0.62	(1.50)	(0.88)	(0.74)	$10.87	(6.93)%	0.76%	0.76%	5.47%	5.47%	18%	$105,092
2022	$12.46	0.66	(0.09)	0.57	(0.54)	$12.49	4.55%	0.71%	0.71%	5.05%	5.05%	30%	$130,021
2021	$11.59	0.14	0.85	0.99	(0.12)	$12.46	8.55%	0.72%	0.72%	1.21%	1.21%	22%	$155,704
2020	$11.36	0.29	0.19	0.48	(0.25)	$11.59	4.28%	0.72%	0.72%	2.45%	2.45%	24%	$148,184
C Class
2024	$10.84	0.25	(0.42)	(0.17)	(0.35)	$10.32	(1.54)%	1.54%	1.54%	2.37%	2.37%	22%	$7,429
2023	$12.46	0.56	(1.52)	(0.96)	(0.66)	$10.84	(7.66)%	1.51%	1.51%	4.72%	4.72%	18%	$9,635
2022	$12.43	0.54	(0.06)	0.48	(0.45)	$12.46	3.77%	1.46%	1.46%	4.30%	4.30%	30%	$12,996
2021	$11.60	0.05	0.84	0.89	(0.06)	$12.43	7.73%	1.47%	1.47%	0.46%	0.46%	22%	$7,698
2020	$11.36	0.21	0.20	0.41	(0.17)	$11.60	3.49%	1.47%	1.47%	1.70%	1.70%	24%	$7,134

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$10.92	0.30	(0.42)	(0.12)	(0.41)	$10.39	(1.12)%	1.04%	1.04%	2.87%	2.87%	22%	$29,132
2023	$12.55	0.59	(1.51)	(0.92)	(0.71)	$10.92	(7.21)%	1.01%	1.01%	5.22%	5.22%	18%	$34,651
2022	$12.51	0.61	(0.06)	0.55	(0.51)	$12.55	4.35%	0.96%	0.96%	4.80%	4.80%	30%	$41,155
2021	$11.65	0.11	0.84	0.95	(0.09)	$12.51	8.20%	0.97%	0.97%	0.96%	0.96%	22%	$28,398
2020	$11.41	0.26	0.21	0.47	(0.23)	$11.65	4.09%	0.97%	0.97%	2.20%	2.20%	24%	$23,721
R5 Class
2024	$10.89	0.38	(0.42)	(0.04)	(0.48)	$10.37	(0.33)%	0.34%	0.34%	3.57%	3.57%	22%	$160,541
2023	$12.52	0.69	(1.53)	(0.84)	(0.79)	$10.89	(6.57)%	0.31%	0.31%	5.92%	5.92%	18%	$209,404
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$293,867
2021	$11.62	0.20	0.83	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$305,728
2020	$11.38	0.34	0.21	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$273,591
R6 Class
2024	$10.89	0.38	(0.42)	(0.04)	(0.49)	$10.36	(0.37)%	0.29%	0.29%	3.62%	3.62%	22%	$519,268
2023	$12.51	0.66	(1.48)	(0.82)	(0.80)	$10.89	(6.45)%	0.26%	0.26%	5.97%	5.97%	18%	$538,834
2022	$12.48	0.71	(0.07)	0.64	(0.61)	$12.51	5.07%	0.21%	0.21%	5.55%	5.55%	30%	$554,324
2021	$11.61	0.21	0.84	1.05	(0.18)	$12.48	9.08%	0.22%	0.22%	1.71%	1.71%	22%	$454,592
2020	$11.38	0.33	0.21	0.54	(0.31)	$11.61	4.80%	0.22%	0.22%	2.95%	2.95%	24%	$303,503

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$10.90	0.39	(0.40)	(0.01)	(0.51)	$10.38	(0.07)%	0.08%	0.29%	3.83%	3.62%	22%	$953,780
2023	$12.53	0.69	(1.50)	(0.81)	(0.82)	$10.90	(6.33)%	0.05%	0.26%	6.18%	5.97%	18%	$918,235
2022	$12.49	0.74	(0.07)	0.67	(0.63)	$12.53	5.37%	0.01%	0.21%	5.75%	5.55%	30%	$899,091
2021	$11.63	0.26	0.80	1.06	(0.20)	$12.49	9.20%	0.01%	0.22%	1.92%	1.71%	22%	$968,646
2020	$11.39	0.37	0.21	0.58	(0.34)	$11.63	5.11%	0.01%	0.22%	3.16%	2.95%	24%	$434,322

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Inflation-Adjusted Bond Fund and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 2405

Annual Report

March 31, 2024

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	2.11%	0.95%	0.78%	—	12/15/82
Bloomberg U.S. 1-3 Year Government Bond Index	—	2.98%	1.14%	1.07%	—	—
I Class	ASGHX	2.21%	1.05%	—	1.07%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		1.86%	0.72%	0.54%	—
With sales charge		-0.44%	0.26%	0.32%	—
C Class	TWACX	1.17%	-0.04%	-0.21%	—	3/1/10
R Class	TWARX	1.71%	0.48%	0.29%	—	3/1/10
R5 Class	TWUOX	2.43%	1.17%	0.99%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $10,809

Bloomberg U.S. 1-3 Year Government Bond Index — $11,118

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Paul Norris, Jim Platz, Curtis Manning and Michael Waggaman

Effective November 10, 2023, Paul Norris joined the portfolio’s investment management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Short-Term Government returned 2.11%* for the 12 months ended March 31, 2024. The Bloomberg U.S. 1-3 Year Government Bond Index returned 2.98%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped government and mortgage-backed securities (MBS) maintain modest 12-month gains.

Duration Detracted from Relative Performance

Compared with the index, our duration positioning hindered results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months. We used U.S. Treasury futures to manage duration.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Out-of-Index Holdings Boosted Results

Out-of-index positions in securitized bonds, including agency MBS, agency commercial mortgage-backed securities, agency collateralized mortgage obligations and agency asset-backed securities, aided relative performance. Also, our cash and cash equivalents provided a modest boost to relative performance, benefiting as interest rates on short-maturity instruments rose during the period.

These allocations more than offset negative effects from security selection in the government sector.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	72.7%
Collateralized Mortgage Obligations	13.0%
Asset-Backed Securities	4.2%
U.S. Government Agency Securities	3.9%
Commercial Mortgage-Backed Securities	3.2%
U.S. Government Agency Mortgage-Backed Securities	1.2%
Corporate Bonds	0.3%
Short-Term Investments	2.8%
Other Assets and Liabilities	(1.3)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,028.00	$2.79	0.55%
I Class	$1,000	$1,028.50	$2.28	0.45%
A Class	$1,000	$1,026.70	$4.05	0.80%
C Class	$1,000	$1,023.00	$7.84	1.55%
R Class	$1,000	$1,025.40	$5.32	1.05%
R5 Class	$1,000	$1,029.00	$1.78	0.35%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 72.7%
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	$1,008,648	$959,983
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27	312,345	309,413
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28	102,823	99,911
U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28	368,601	352,244
U.S. Treasury Inflation-Indexed Notes, 2.375%, 10/15/28	704,851	721,400
U.S. Treasury Notes, 2.50%, 4/30/24(1)	600,000	598,616
U.S. Treasury Notes, 1.125%, 2/28/25	5,000,000	4,824,873
U.S. Treasury Notes, 2.625%, 4/15/25	2,000,000	1,951,975
U.S. Treasury Notes, 4.25%, 5/31/25	3,000,000	2,975,918
U.S. Treasury Notes, 0.25%, 6/30/25	2,000,000	1,888,438
U.S. Treasury Notes, 4.625%, 6/30/25	13,500,000	13,453,066
U.S. Treasury Notes, 5.00%, 8/31/25	6,000,000	6,013,125
U.S. Treasury Notes, 5.00%, 10/31/25	24,380,000	24,452,378
U.S. Treasury Notes, 0.75%, 3/31/26	2,500,000	2,316,797
U.S. Treasury Notes, 4.125%, 6/15/26	6,000,000	5,941,875
U.S. Treasury Notes, 0.875%, 6/30/26	2,000,000	1,844,375
U.S. Treasury Notes, 4.375%, 8/15/26	2,000,000	1,992,617
U.S. Treasury Notes, 4.625%, 9/15/26	10,000,000	10,023,438
U.S. Treasury Notes, 0.875%, 9/30/26	1,500,000	1,373,027
U.S. Treasury Notes, 4.625%, 11/15/26	28,000,000	28,095,156
U.S. Treasury Notes, 4.375%, 12/15/26	2,500,000	2,494,238
U.S. Treasury Notes, 1.75%, 12/31/26	2,000,000	1,861,797
U.S. Treasury Notes, 4.125%, 2/15/27	14,500,000	14,379,356
U.S. Treasury Notes, 4.25%, 3/15/27	1,400,000	1,393,656
U.S. Treasury Notes, 3.25%, 6/30/27	6,000,000	5,795,391
TOTAL U.S. TREASURY SECURITIES (Cost $135,962,060)		136,113,063
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.0%
FHLMC, Series 3114, Class FT, VRN, 5.78%, (30-day average SOFR plus 0.46%), 9/15/30	117,781	117,394
FHLMC, Series 3200, Class FP, VRN, 5.63%, (30-day average SOFR plus 0.31%), 8/15/36	351,286	345,596
FHLMC, Series 3206, Class FE, VRN, 5.83%, (30-day average SOFR plus 0.51%), 8/15/36	136,260	134,177
FHLMC, Series 3231, Class FA, VRN, 5.83%, (30-day average SOFR plus 0.51%), 10/15/36	152,759	150,952
FHLMC, Series 3301, Class FA, VRN, 5.73%, (30-day average SOFR plus 0.41%), 8/15/35	151,355	149,753
FHLMC, Series 3380, Class FP, VRN, 5.78%, (30-day average SOFR plus 0.46%), 11/15/36	176,229	174,388
FHLMC, Series 3508, Class PF, VRN, 6.28%, (30-day average SOFR plus 0.96%), 2/15/39	55,700	55,812
FHLMC, Series 3587, Class FB, VRN, 6.21%, (30-day average SOFR plus 0.89%), 2/15/36	181,490	182,054
FHLMC, Series J22F, Class A2, SEQ, 4.09%, 9/25/24	223,517	221,676
FHLMC, Series K043, Class A2, SEQ, 3.06%, 12/25/24	778,535	765,180
FHLMC, Series K045, Class A2, SEQ, 3.02%, 1/25/25	654,272	641,509
FHLMC, Series K049, Class A2, SEQ, 3.01%, 7/25/25	1,091,509	1,063,003
FHLMC, Series K058, Class A2, SEQ, 2.65%, 8/25/26	1,948,000	1,855,115
9

	Principal Amount/Shares	Value
FHLMC, Series K064, Class A2, SEQ, 3.22%, 3/25/27	$1,471,000	$1,412,864
FHLMC, Series K726, Class A2, SEQ, 2.91%, 4/25/24	160,368	159,752
FHLMC, Series K727, Class A2, SEQ, 2.95%, 7/25/24	655,373	650,504
FHLMC, Series K733, Class A2, SEQ, 3.75%, 8/25/25	1,770,916	1,737,234
FHLMC, Series K736, Class A2, SEQ, 2.28%, 7/25/26	1,990,000	1,887,893
FHLMC, Series K739, Class A1, SEQ, 0.52%, 11/25/26	1,517,487	1,455,170
FHLMC, Series KIR1, Class A1, SEQ, 2.45%, 3/25/26	915,686	886,226
FHLMC, Series KJ25, Class A2, SEQ, 2.61%, 1/25/26	336,487	325,911
FHLMC, Series KJ33, Class A2, SEQ, 1.57%, 7/25/32	1,390,532	1,267,361
FHLMC, Series KPLB, Class A, SEQ, 2.77%, 5/25/25	2,736,000	2,658,396
FHLMC, Series X3FX, Class A2FX, SEQ, 3.00%, 6/25/27	2,060,000	1,972,729
FNMA, Series 2006-11, Class FA, VRN, 5.73%, (30-day average SOFR plus 0.41%), 3/25/36	152,356	151,040
FNMA, Series 2006-60, Class KF, VRN, 5.73%, (30-day average SOFR plus 0.41%), 7/25/36	411,753	408,299
FNMA, Series 2006-72, Class TE, VRN, 5.73%, (30-day average SOFR plus 0.41%), 8/25/36	173,194	171,037
FNMA, Series 2009-33, Class FB, VRN, 6.25%, (30-day average SOFR plus 0.93%), 3/25/37	218,737	220,081
FNMA, Series 2009-89, Class FD, VRN, 6.03%, (30-day average SOFR plus 0.71%), 5/25/36	109,429	109,530
FNMA, Series 2014-M9, Class A2, SEQ, VRN, 3.10%, 7/25/24	303,747	301,058
FNMA, Series 2017-M10, Class AV2, SEQ, VRN, 2.58%, 7/25/24	356,871	353,236
FNMA, Series 2017-M15, Class AV2, SEQ, VRN, 2.53%, 11/25/24	372,192	366,884
FRESB Mortgage Trust, Series 2021-SB83, Class A5F, VRN, 0.63%, 1/25/26	1,811,694	1,673,796
GNMA, Series 2010-14, Class QF, VRN, 5.89%, (1-month SOFR plus 0.56%), 2/16/40	283,848	283,171
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,625,992)		24,308,781
ASSET-BACKED SECURITIES — 4.2%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 6.02%, (1-month SOFR plus 0.69%), 11/25/71	777,725	767,920
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 6.14%, (1-month SOFR plus 0.81%), 1/25/72	733,698	724,509
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 6.00%, (30-day average SOFR plus 0.68%), 11/25/70(2)	1,029,023	1,010,611
Missouri Higher Education Loan Authority, Series 2021-2, Class A1B, VRN, 6.14%, (1-month SOFR plus 0.81%), 3/25/61	179,985	177,644
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 8/25/61	737,476	722,372
Navient Student Loan Trust, Series 2021-1A, Class A1A, SEQ, 1.31%, 12/26/69(2)	242,900	208,735
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 6.03%, (3-month SOFR plus 0.71%), 8/23/36(2)	1,026,151	1,015,258
Nelnet Student Loan Trust, Series 2019-5, Class A, SEQ, 2.53%, 10/25/67(2)	401,950	366,297
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 9/25/61	871,849	856,777
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 6.01%, (1-month SOFR plus 0.68%), 10/25/61	1,351,515	1,334,101
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 5.96%, (30-day average SOFR plus 0.64%), 5/25/70(2)	749,964	746,097
TOTAL ASSET-BACKED SECURITIES (Cost $7,894,136)		7,930,321
10

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY SECURITIES — 3.9%
FHLB, 0.96%, 3/5/26	$2,500,000	$2,327,639
FHLB, 4.625%, 11/17/26	2,000,000	2,005,635
FHLB, 4.125%, 1/15/27	2,000,000	1,983,984
FHLB, 4.00%, 6/30/28	1,000,000	992,817
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $7,354,992)		7,310,075
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3, SEQ, 3.37%, 10/10/47	568,758	564,021
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, SEQ, 2.88%, 2/10/48	590,277	583,888
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, SEQ, 2.94%, 4/10/48	654,285	639,861
COMM Mortgage Trust, Series 2014-UBS5, Class A3, SEQ, 3.57%, 9/10/47	349,762	348,006
COMM Mortgage Trust, Series 2015-CR23, Class A3, SEQ, 3.23%, 5/10/48	398,536	390,411
COMM Mortgage Trust, Series 2015-DC1, Class A4, SEQ, 3.08%, 2/10/48	338,203	334,355
COMM Mortgage Trust, Series 2016-DC2, Class A4, SEQ, 3.50%, 2/10/49	496,233	480,918
GS Mortgage Securities Trust, Series 2015-GC28, Class A4, SEQ, 3.14%, 2/10/48	429,141	425,818
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, SEQ, 3.41%, 9/15/58	695,219	675,782
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4, SEQ, 2.93%, 4/15/50	654,000	635,187
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3, SEQ, 3.57%, 9/15/58	507,491	496,044
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A3, SEQ, 3.45%, 12/15/48	450,972	437,044
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,943,872)		6,011,335
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.2%
FHLMC, VRN, 6.15%, (1-year H15T1Y plus 2.25%), 9/1/35	47,953	49,247
FHLMC, VRN, 6.19%, (1-year H15T1Y plus 2.14%), 10/1/36	22,246	22,829
FHLMC, VRN, 5.96%, (1-year H15T1Y plus 2.26%), 4/1/37	19,686	20,189
FHLMC, VRN, 5.32%, (1-year RFUCC plus 1.82%), 5/1/40	17,546	17,371
FHLMC, VRN, 6.13%, (1-year RFUCC plus 1.88%), 7/1/40	24,243	24,396
FHLMC, VRN, 6.05%, (1-year RFUCC plus 1.80%), 9/1/40	9,773	9,789
FHLMC, VRN, 5.18%, (1-year RFUCC plus 1.88%), 5/1/41	37,378	37,430
FHLMC, VRN, 6.13%, (1-year RFUCC plus 1.88%), 10/1/41	118,820	118,951
FHLMC, VRN, 5.90%, (1-year RFUCC plus 1.65%), 12/1/42	47,797	48,402
FHLMC, VRN, 7.33%, (1-year RFUCC plus 1.63%), 1/1/44	95,959	98,327
FHLMC, VRN, 3.29%, (1-year RFUCC plus 1.62%), 6/1/44	61,522	62,973
FHLMC, VRN, 5.82%, (1-year RFUCC plus 1.60%), 10/1/44	28,170	28,771
FHLMC, VRN, 5.52%, (1-year RFUCC plus 1.60%), 6/1/45	48,754	49,863
FNMA, VRN, 4.41%, (1-year H15T1Y plus 2.28%), 5/1/25	1,637	1,620
FNMA, VRN, 7.25%, (6-month RFUCC plus 1.50%), 3/1/33	30,204	30,198
FNMA, VRN, 7.43%, (6-month RFUCC plus 1.57%), 6/1/35	57,606	58,586
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	93,378	94,895
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	42,093	42,824
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	6,332	6,440
FNMA, VRN, 7.24%, (6-month RFUCC plus 1.54%), 9/1/35	27,806	28,206
11

	Principal Amount/Shares	Value
FNMA, VRN, 7.21%, (6-month RFUCC plus 1.55%), 3/1/36	$99,211	$100,377
FNMA, VRN, 6.00%, (1-year RFUCC plus 1.75%), 11/1/39	93,854	93,983
FNMA, VRN, 6.07%, (1-year RFUCC plus 1.69%), 1/1/40	6,940	6,988
FNMA, VRN, 6.04%, (1-year RFUCC plus 1.79%), 8/1/40	15,815	15,929
FNMA, VRN, 6.00%, (1-year RFUCC plus 1.75%), 7/1/41	14,149	14,253
FNMA, VRN, 5.91%, (1-year RFUCC plus 1.74%), 5/1/42	755,321	779,778
FNMA, VRN, 5.86%, (1-year RFUCC plus 1.52%), 3/1/43	13,988	13,917
FNMA, VRN, 5.82%, (1-year RFUCC plus 1.58%), 8/1/45	18,172	18,149
FNMA, VRN, 7.11%, (1-year RFUCC plus 1.61%), 4/1/46	15,227	15,139
FNMA, VRN, 7.26%, (1-year RFUCC plus 1.61%), 4/1/46	55,854	57,370
FNMA, VRN, 7.11%, (1-year RFUCC plus 1.61%), 5/1/46	91,376	91,044
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	57,101	54,319
FNMA, VRN, 3.11%, (1-year RFUCC plus 1.61%), 4/1/47	50,811	48,286
FNMA, VRN, 5.85%, (1-year RFUCC plus 1.60%), 9/1/47	27,218	27,397
		2,188,236
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.0%
FNMA, 7.00%, 5/1/32	39,180	40,403
FNMA, 7.00%, 5/1/32	6,510	6,712
FNMA, 7.00%, 6/1/32	39,140	40,371
FNMA, 7.00%, 8/1/32	5,145	5,305
		92,791
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $2,301,316)		2,281,027
CORPORATE BONDS — 0.3%
Consumer Finance — 0.3%
Ulani MSN 35940 LLC, 2.23%, 5/16/25 (Cost $536,601)	545,834	534,492
SHORT-TERM INVESTMENTS — 2.8%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,545	14,545
Repurchase Agreements — 2.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $232,119), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $227,647)		227,514
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $4,233,052), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $4,152,444)		4,150,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.25% - 3.00%, 1/15/25 - 5/31/29, valued at $937,552), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $919,541)		919,000
		5,296,514
TOTAL SHORT-TERM INVESTMENTS (Cost $5,311,059)		5,311,059
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $189,930,028)		189,800,153
OTHER ASSETS AND LIABILITIES — (1.3)%		(2,465,603)
TOTAL NET ASSETS — 100.0%		$187,334,550

12

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	73	June 2024	$14,927,359	$(43,247)
U.S. Treasury 5-Year Notes	17	June 2024	1,819,266	(1,057)
			$16,746,625	$(44,304)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	2	June 2024	$221,594	$(316)
U.S. Treasury 10-Year Ultra Notes	1	June 2024	114,609	420
U.S. Treasury Long Bonds	1	June 2024	120,438	(1,861)
			$456,641	$(1,757)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $524,787.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $3,346,998, which represented 1.8% of total net assets.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $189,930,028)	$189,800,153
Cash	50,000
Receivable for investments sold	4,520
Receivable for capital shares sold	62,558
Interest receivable	1,732,571
191,649,802

Liabilities
Payable for investments purchased	3,833,721
Payable for capital shares redeemed	370,384
Payable for variation margin on futures contracts	16,103
Accrued management fees	80,109
Distribution and service fees payable	2,757
Dividends payable	12,178
4,315,252

Net Assets	$187,334,550

Net Assets Consist of:
Capital paid in	$203,033,251
Distributable earnings (loss)	(15,698,701)
$187,334,550

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$130,364,823	14,400,626	$9.05
I Class	$33,653,491	3,719,397	$9.05
A Class	$5,686,265	627,729	$9.06
C Class	$810,072	91,057	$8.90
R Class	$2,045,867	226,676	$9.03
R5 Class	$14,774,032	1,631,047	$9.06
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.27 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$9,315,073

Expenses:
Management fees	1,028,036
Distribution and service fees:
A Class	13,589
C Class	21,365
R Class	12,803
Trustees' fees and expenses	16,157
Other expenses	4,289
1,096,239

Net investment income (loss)	8,218,834

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,479,740)
Futures contract transactions	(1,878,144)
Swap agreement transactions	15,440
(5,342,444)

Change in net unrealized appreciation (depreciation) on:
Investments	1,079,900
Futures contracts	(160,828)
Swap agreements	(19,979)
899,093

Net realized and unrealized gain (loss)	(4,443,351)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,775,483

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$8,218,834	$4,900,029
Net realized gain (loss)	(5,342,444)	(8,314,784)
Change in net unrealized appreciation (depreciation)	899,093	2,645,149
Net increase (decrease) in net assets resulting from operations	3,775,483	(769,606)

Distributions to Shareholders
From earnings:
Investor Class	(5,393,544)	(3,157,802)
I Class	(1,830,247)	(1,269,693)
A Class	(205,368)	(112,837)
C Class	(61,729)	—
R Class	(89,536)	(47,510)
R5 Class	(635,828)	(533,857)
Decrease in net assets from distributions	(8,216,252)	(5,121,699)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(150,237,819)	132,715,463

Net increase (decrease) in net assets	(154,678,588)	126,824,158

Net Assets
Beginning of period	342,013,138	215,188,980
End of period	$187,334,550	$342,013,138

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

17

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

18

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

19

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $489,552,748, of which $480,572,714 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $588,395,798, of which $583,728,301 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,412,233	$12,846,194	3,100,207	$28,650,132
Issued in reinvestment of distributions	577,664	5,240,713	334,554	3,085,962
Redeemed	(2,667,069)	(24,221,972)	(4,526,664)	(41,830,597)
	(677,172)	(6,135,065)	(1,091,903)	(10,094,503)
I Class
Sold	2,780,213	25,215,378	23,189,863	214,859,100
Issued in reinvestment of distributions	201,353	1,830,211	137,695	1,269,693
Redeemed	(18,269,122)	(167,520,893)	(6,265,376)	(57,791,370)
	(15,287,556)	(140,475,304)	17,062,182	158,337,423
A Class
Sold	279,357	2,541,838	159,686	1,478,399
Issued in reinvestment of distributions	22,578	204,977	12,101	111,661
Redeemed	(284,031)	(2,580,394)	(280,431)	(2,605,667)
	17,904	166,421	(108,644)	(1,015,607)
C Class
Sold	136,634	1,238,403	67,233	608,896
Issued in reinvestment of distributions	6,781	60,430	—	—
Redeemed	(297,090)	(2,655,809)	(104,939)	(942,761)
	(153,675)	(1,356,976)	(37,706)	(333,865)
R Class
Sold	50,670	460,043	291,140	2,684,498
Issued in reinvestment of distributions	9,787	88,562	5,139	47,050
Redeemed	(201,520)	(1,823,850)	(257,288)	(2,372,064)
	(141,063)	(1,275,245)	38,991	359,484
R5 Class
Sold	2,509,075	22,798,330	555,796	5,132,677
Issued in reinvestment of distributions	69,790	633,423	57,769	533,857
Redeemed	(2,708,530)	(24,593,403)	(2,184,814)	(20,204,003)
	(129,665)	(1,161,650)	(1,571,249)	(14,537,469)
Net increase (decrease)	(16,371,227)	$(150,237,819)	14,291,671	$132,715,463

20

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$136,113,063	—
Collateralized Mortgage Obligations	—	24,308,781	—
Asset-Backed Securities	—	7,930,321	—
U.S. Government Agency Securities	—	7,310,075	—
Commercial Mortgage-Backed Securities	—	6,011,335	—
U.S. Government Agency Mortgage-Backed Securities	—	2,281,027	—
Corporate Bonds	—	534,492	—
Short-Term Investments	$14,545	5,296,514	—
	$14,545	$189,785,608	—
Other Financial Instruments
Futures Contracts	$420	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$46,481	—	—

21

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $71,707,923 futures contracts purchased and $2,316,984 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,900,000.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$16,103
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(1,878,144)	Change in net unrealized appreciation (depreciation) on futures contracts	$(160,828)
Other Contracts	Net realized gain (loss) on swap agreement transactions	15,440	Change in net unrealized appreciation (depreciation) on swap agreements	(19,979)
		$(1,862,704)		$(180,807)

22

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$8,216,252	$5,121,699
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$190,162,907
Gross tax appreciation of investments	$367,440
Gross tax depreciation of investments	(730,194)
Net tax appreciation (depreciation) of investments	(362,754)
Net tax appreciation( depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(362,754)
Other book-to-tax adjustments	$(100,985)
Undistributed ordinary income	$60,930
Accumulated short-term capital losses	$(9,211,524)
Accumulated long-term capital losses	$(6,084,368)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.23	0.37	(0.18)	0.19	(0.37)	—	(0.37)	$9.05	2.11%	0.55%	4.01%	310%	$130,365
2023	$9.45	0.19	(0.21)	(0.02)	(0.20)	—	(0.20)	$9.23	(0.18)%	0.55%	2.09%	238%	$139,180
2022	$9.81	0.04	(0.30)	(0.26)	(0.04)	(0.06)	(0.10)	$9.45	(2.61)%	0.54%	0.40%	229%	$152,845
2021	$9.75	0.03	0.08	0.11	(0.05)	—	(0.05)	$9.81	1.09%	0.55%	0.27%	162%	$197,813
2020	$9.48	0.14	0.28	0.42	(0.15)	—	(0.15)	$9.75	4.48%	0.55%	1.47%	206%	$213,672
I Class
2024	$9.23	0.37	(0.17)	0.20	(0.38)	—	(0.38)	$9.05	2.21%	0.45%	4.11%	310%	$33,653
2023	$9.44	0.21	(0.21)	—	(0.21)	—	(0.21)	$9.23	0.02%	0.45%	2.19%	238%	$175,341
2022	$9.80	0.05	(0.30)	(0.25)	(0.05)	(0.06)	(0.11)	$9.44	(2.51)%	0.44%	0.50%	229%	$18,367
2021	$9.75	0.03	0.08	0.11	(0.06)	—	(0.06)	$9.80	1.09%	0.45%	0.37%	162%	$36,987
2020	$9.48	0.14	0.29	0.43	(0.16)	—	(0.16)	$9.75	4.59%	0.45%	1.57%	206%	$23,045
A Class
2024	$9.24	0.34	(0.17)	0.17	(0.35)	—	(0.35)	$9.06	1.86%	0.80%	3.76%	310%	$5,686
2023	$9.46	0.17	(0.21)	(0.04)	(0.18)	—	(0.18)	$9.24	(0.43)%	0.80%	1.84%	238%	$5,633
2022	$9.81	0.01	(0.29)	(0.28)	(0.01)	(0.06)	(0.07)	$9.46	(2.78)%	0.79%	0.15%	229%	$6,795
2021	$9.76	—(3)	0.07	0.07	(0.02)	—	(0.02)	$9.81	0.75%	0.80%	0.02%	162%	$10,876
2020	$9.48	0.11	0.30	0.41	(0.13)	—	(0.13)	$9.76	4.33%	0.80%	1.22%	206%	$8,987

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2024	$9.06	0.27	(0.17)	0.10	(0.26)	—	(0.26)	$8.90	1.17%	1.55%	3.01%	310%	$810
2023	$9.17	0.09	(0.20)	(0.11)	—	—	—	$9.06	(1.20)%	1.55%	1.09%	238%	$2,218
2022	$9.58	(0.06)	(0.29)	(0.35)	—(3)	(0.06)	(0.06)	$9.17	(3.62)%	1.54%	(0.60)%	229%	$2,591
2021	$9.57	(0.07)	0.08	0.01	—(3)	—	—(3)	$9.58	0.11%	1.55%	(0.73)%	162%	$2,335
2020	$9.29	0.05	0.27	0.32	(0.04)	—	(0.04)	$9.57	3.46%	1.55%	0.47%	206%	$2,991
R Class
2024	$9.20	0.32	(0.17)	0.15	(0.32)	—	(0.32)	$9.03	1.71%	1.05%	3.51%	310%	$2,046
2023	$9.40	0.15	(0.22)	(0.07)	(0.13)	—	(0.13)	$9.20	(0.74)%	1.05%	1.59%	238%	$3,385
2022	$9.76	(0.01)	(0.29)	(0.30)	—(3)	(0.06)	(0.06)	$9.40	(3.04)%	1.04%	(0.10)%	229%	$3,090
2021	$9.72	(0.03)	0.08	0.05	(0.01)	—	(0.01)	$9.76	0.52%	1.05%	(0.23)%	162%	$3,172
2020	$9.44	0.07	0.31	0.38	(0.10)	—	(0.10)	$9.72	4.09%	1.05%	0.97%	206%	$1,995
R5 Class
2024	$9.23	0.38	(0.16)	0.22	(0.39)	—	(0.39)	$9.06	2.43%	0.35%	4.21%	310%	$14,774
2023	$9.45	0.20	(0.20)	—	(0.22)	—	(0.22)	$9.23	0.01%	0.35%	2.29%	238%	$16,257
2022	$9.81	0.06	(0.30)	(0.24)	(0.06)	(0.06)	(0.12)	$9.45	(2.41)%	0.34%	0.60%	229%	$31,501
2021	$9.75	0.05	0.08	0.13	(0.07)	—	(0.07)	$9.81	1.29%	0.35%	0.47%	162%	$24,972
2020	$9.48	0.16	0.28	0.44	(0.17)	—	(0.17)	$9.75	4.69%	0.35%	1.67%	206%	$25,528

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Short-Term Government Fund and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 2405

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto and Anne Casscells are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2023: $94,350
FY 2024: $94,175

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2023: $98,325
FY 2024: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Not applicable.

(a)(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 30, 2024

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2024